Exhibit 99.2 Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement First Quarter 2017 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9 Property-Liability Operations Property-Liability Results 10 Property-Liability Underwriting Results by Area of Business 11 Property-Liability Premiums Written by Brand 12 Impact of Net Rate Changes Approved on Premiums Written 13 Property-Liability Policies in Force and Other Statistics 14 Allstate Brand Profitability Measures 15 Allstate Brand Statistics 16 Allstate Brand Auto Claim Frequency Analysis 17,18 Esurance Brand Profitability Measures and Statistics 19 Encompass Brand Profitability Measures and Statistics 20 SquareTrade Profitabillity Measures 21 Auto Profitability Measures 22 Homeowners Profitability Measures 23 Other Personal Lines Profitability Measures 24 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 25 Commercial Lines Profitability Measures 26 Other Business Lines Profitability Measures 27 Allstate Brand Auto and Homeowners Underlying Loss and Expense 28 Homeowners Supplemental Information 29 Catastrophe Losses by Brand 30 Catastrophe Experience 31 Prior Year Reserve Reestimates 32 Asbestos and Environmental Reserves 33 Allstate Financial Operations Allstate Financial Segment Results 34 Return on Attributed Equity 35 Allstate Financial Premiums and Contract Charges 36 Allstate Financial Change in Contractholder Funds 37 Allstate Financial Analysis of Net Income 38 Allstate Financial Weighted Average Investment Spreads 39 Allstate Financial Supplemental Product Information 40 Allstate Financial Insurance Policies and Annuities in Force 41 Allstate Life, Allstate Annuities and Allstate Benefits Results and Product Information 42 Corporate and Other Segment Results 43 Investments Investments 44 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 45 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 46 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 47 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 48 Consolidated Investment Position and Results by Strategy 49 Property-Liability Consolidated Investment Position and Results by Strategy 50 Allstate Financial Consolidated Investment Position and Results by Strategy 51 Performance-Based Investments 52 Limited Partnership Interests 53 Definitions of Non-GAAP Measures 54 THE ALLSTATE CORPORATION Investor Supplement - First Quarter 2017 Table of Contents

1 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Revenues Property-liability insurance premiums $ 7,959 $ 7,901 $ 7,869 $ 7,814 $ 7,723 Life and annuity premiums and contract charges 593 574 571 564 566 Net investment income 748 801 748 762 731 Realized capital gains and losses: Total other-than-temporary impairment ("OTTI") losses (62) (72) (73) (77) (91) OTTI losses reclassified to (from) other comprehensive income 3 2 - (2) 10 Net OTTI losses recognized in earnings (59) (70) (73) (79) (81) Sales and other realized capital gains and losses 193 72 106 103 (68) Total realized capital gains and losses 134 2 33 24 (149) Total revenues 9,434 9,278 9,221 9,164 8,871 Costs and expenses Property-liability insurance claims and claims expense 5,416 5,083 5,553 5,901 5,684 Life and annuity contract benefits 474 464 484 454 455 Interest credited to contractholder funds 173 168 183 185 190 Amortization of deferred policy acquisition costs 1,169 1,157 1,138 1,126 1,129 Operating costs and expenses 1,097 1,063 1,021 1,040 982 Restructuring and related charges 10 9 5 11 5 Interest expense 85 77 73 72 73 Total costs and expenses 8,424 8,021 8,457 8,789 8,518 Gain on disposition of operations 2 1 1 1 2 Income from operations before income tax expense 1,012 1,258 765 376 355 Income tax expense 317 418 245 105 109 Net income $ 695 $ 840 $ 520 $ 271 $ 246 Preferred stock dividends 29 29 29 29 29 Net income applicable to common shareholders $ 666 $ 811 $ 491 $ 242 $ 217 Earnings per common share: Net income applicable to common shareholders per common share - Basic $ 1.82 $ 2.20 $ 1.32 $ 0.65 $ 0.57 Weighted average common shares - Basic 365.7 368.0 371.5 373.6 378.1 Net income applicable to common shareholders per common share - Diluted $ 1.79 $ 2.18 $ 1.31 $ 0.64 $ 0.57 Weighted average common shares - Diluted 371.3 372.5 375.9 378.1 382.9 Cash dividends declared per common share $ 0.37 $ 0.33 $ 0.33 $ 0.33 $ 0.33 THE ALLSTATE CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS ($ in millions, except per share data) Three months ended

2 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Contribution to income Net income applicable to common shareholders $ 666 $ 811 $ 491 $ 242 $ 217 Realized capital gains and losses, after-tax (88) (1) (22) (17) 96 Valuation changes on embedded derivatives that are not hedged, after-tax - (6) - 4 4 DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax 3 1 1 1 1 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - (2) - - (1) Business combination expenses and the amortization of purchased intangible assets, after-tax 29 4 5 6 6 Gain on disposition of operations, after-tax (2) - (1) (1) (1) Operating income * $ 608 $ 807 $ 474 $ 235 $ 322 Income per common share - Diluted Net income applicable to common shareholders $ 1.79 $ 2.18 $ 1.31 $ 0.64 $ 0.57 Realized capital gains and losses, after-tax (0.24) - (0.06) (0.04) 0.25 Valuation changes on embedded derivatives that are not hedged, after-tax - (0.02) - 0.01 0.01 DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax 0.01 - - - - Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - - - - - Business combination expenses and the amortization of purchased intangible assets, after-tax 0.08 0.01 0.01 0.01 0.01 Gain on disposition of operations, after-tax - - - - - Operating income * $ 1.64 $ 2.17 $ 1.26 $ 0.62 $ 0.84 Weighted average common shares - Diluted 371.3 372.5 375.9 378.1 382.9 THE ALLSTATE CORPORATION CONTRIBUTION TO INCOME ($ in millions, except per share data) Three months ended

3 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Property-Liability Property-Liability insurance premiums $ 7,959 $ 7,901 $ 7,869 $ 7,814 $ 7,723 Net investment income 311 338 310 316 302 Realized capital gains and losses 135 14 53 26 (99) Total Property-Liability revenues 8,405 8,253 8,232 8,156 7,926 Allstate Financial Life and annuity premiums and contract charges 593 574 571 564 566 Net investment income 426 453 427 435 419 Realized capital gains and losses (1) (11) (21) - (49) Total Allstate Financial revenues 1,018 1,016 977 999 936 Corporate and Other Service fees (1) 1 1 1 1 1 Net investment income 11 10 11 11 10 Realized capital gains and losses - (1) 1 (2) (1) Total Corporate and Other revenues before reclassification of services fees 12 10 13 10 10 Reclassification of service fees (1) (1) (1) (1) (1) (1) Total Corporate and Other revenues 11 9 12 9 9 Consolidated revenues $ 9,434 $ 9,278 $ 9,221 $ 9,164 $ 8,871 (1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses. THE ALLSTATE CORPORATION REVENUES ($ in millions) Three months ended

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,194, $56,576, $57,775, $55,770 and $55,627)	$ 58,636	$ 57,839	$ 60,306	$ 58,129	$ 57,291
Equity securities, at fair value (cost $5,026, $5,157, $4,800, $4,924 and $4,792)	5,685	5,666	5,288	5,265	5,117
Mortgage loans	4,349	4,486	4,396	4,453	4,302
Limited partnership interests	5,982	5,814	5,588	5,407	5,091
Short-term, at fair value (amortized cost $2,753, $4,288, $1,863, $2,850 and $3,526)	2,753	4,288	1,863	2,850	3,526
Other	3,738	3,706	3,663	3,590	3,550
Total investments	81,143	81,799	81,104	79,694	78,877
Cash	442	436	389	446	531
Premium installment receivables, net	5,649	5,597	5,799	5,593	5,558
Deferred policy acquisition costs	3,988	3,954	3,886	3,819	3,807
Reinsurance recoverables, net [(1)]	8,723	8,745	8,922	8,650	8,573
Accrued investment income	577	567	567	564	567
Property and equipment, net	1,067	1,065	1,013	1,011	1,011
Goodwill	2,295	1,219	1,219	1,219	1,219
Other assets	2,923	1,835	2,169	2,850	2,297
Separate Accounts	3,436	3,393	3,469	3,438	3,507
Total assets	$ 110,243	$ 108,610	$ 108,537	$ 107,284	$ 105,947

	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 25,628	$ 25,250	$ 25,450	$ 24,904	$ 24,605
Reserve for life-contingent contract benefits	12,223	12,239	12,228	12,215	12,224
Contractholder funds	20,051	20,260	20,583	20,845	21,092
Unearned premiums	12,705	12,583	12,772	12,300	12,036
Claim payments outstanding	845	879	934	946	852
Deferred income taxes	833	487	935	782	479
Other liabilities and accrued expenses	7,018	6,599	6,122	6,192	5,704
Long-term debt	6,346	6,347	5,110	5,109	5,108
Separate Accounts	3,436	3,393	3,469	3,438	3,507
Total liabilities	89,085	88,037	87,603	86,731	85,607
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 365 million, 366 million, 368 million, 371 million and 375 million shares outstanding [(2)]	9	9	9	9	9
Additional capital paid-in	3,285	3,303	3,237	3,203	3,237
Retained income	41,208	40,678	39,990	39,623	39,505
Deferred ESOP expense	(6)	(6)	(13)	(13)	(13)
Treasury stock, at cost (535 million, 534 million, 532 million, 529 million and 525 million shares)	(24,887)	(24,741)	(24,537)	(24,310)	(23,994)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	59	57	56	49	31
Other unrealized net capital gains and losses	1,304	1,091	1,902	1,702	1,259
Unrealized adjustment to DAC, DSI and insurance reserves	(107)	(95)	(141)	(127)	(90)
Total unrealized net capital gains and losses	1,256	1,053	1,817	1,624	1,200
Unrealized foreign currency translation adjustments	(53)	(50)	(48)	(41)	(46)
Unrecognized pension and other postretirement benefit cost	(1,400)	(1,419)	(1,267)	(1,288)	(1,304)
Total accumulated other comprehensive income (loss)	(197)	(416)	502	295	(150)
Total shareholders' equity	21,158	20,573	20,934	20,553	20,340
Total liabilities and shareholders' equity	$ 110,243	$ 108,610	$ 108,537	$ 107,284	$ 105,947

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $6.18 billion, $6.18 billion, $6.35 billion, $6.03 billion and $5.96 billion as of March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(2) Common shares outstanding were 365,015,746, 365,771,746, 368,126,127, 371,181,913 and 375,417,126 as of March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

4

5 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Book value per common share Numerator: Common shareholders' equity (1) $ 19,412 $ 18,827 $ 19,188 $ 18,807 $ 18,594 Denominator: Common shares outstanding and dilutive potential common shares outstanding 370.4 370.8 372.7 375.8 380.3 Book value per common share $ 52.41 $ 50.77 $ 51.48 $ 50.05 $ 48.89 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities Numerator: Common shareholders' equity $ 19,412 $ 18,827 $ 19,188 $ 18,807 $ 18,594 Unrealized net capital gains and losses on fixed income securities 831 727 1,506 1,407 993 Adjusted common shareholders' equity $ 18,581 $ 18,100 $ 17,682 $ 17,400 $ 17,601 Denominator: Common shares outstanding and dilutive potential common shares outstanding 370.4 370.8 372.7 375.8 380.3 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * $ 50.16 $ 48.81 $ 47.44 $ 46.30 $ 46.28 (1) BOOK VALUE PER COMMON SHARE THE ALLSTATE CORPORATION ($ in millions, except per share data) Excludes equity related to preferred stock of $1,746 million in each period.

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Return on Common Shareholders' Equity					
Numerator:					
Net income applicable to common shareholders [(1)]	$ 2,210	$ 1,761	$ 1,410	$ 1,540	$ 1,624
Denominator:					
Beginning common shareholders' equity	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Ending common shareholders' equity	19,412	18,827	19,188	18,807	18,594
Average common shareholders' equity [(2)]	$ 19,003	$ 18,553	$ 18,973	$ 19,180	$ 19,514
Return on common shareholders' equity	11.6 %	9.5 %	7.4 %	8.0 %	8.3 %
Operating Income Return on Common Shareholders' Equity					
Numerator:					
Operating income * [(1)]	$ 2,124	$ 1,838	$ 1,656	$ 1,792	$ 1,819
Denominator:					
Beginning common shareholders' equity	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Unrealized net capital gains and losses	1,200	620	879	1,419	2,137
Adjusted beginning common shareholders' equity	17,394	17,659	17,879	18,133	18,296
Ending common shareholders' equity	19,412	18,827	19,188	18,807	18,594
Unrealized net capital gains and losses	1,256	1,053	1,817	1,624	1,200
Adjusted ending common shareholders' equity	18,156	17,774	17,371	17,183	17,394
Average adjusted common shareholders' equity [(2)]	$ 17,775	$ 17,717	$ 17,625	$ 17,658	$ 17,845
Operating income return on common shareholders' equity *	11.9 %	10.4 %	9.4 %	10.1 %	10.2 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

7 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Debt Short-term debt $ - $ - $ - $ - $ - Long-term debt 6,346 6,347 5,110 5,109 5,108 Total debt $ 6,346 $ 6,347 $ 5,110 $ 5,109 $ 5,108 Capital resources Debt $ 6,346 $ 6,347 $ 5,110 $ 5,109 $ 5,108 Shareholders' equity Preferred stock and additional capital paid-in 1,746 1,746 1,746 1,746 1,746 Common stock 9 9 9 9 9 Additional capital paid-in 3,285 3,303 3,237 3,203 3,237 Retained income 41,208 40,678 39,990 39,623 39,505 Deferred ESOP expense (6) (6) (13) (13) (13) Treasury stock (24,887) (24,741) (24,537) (24,310) (23,994) Unrealized net capital gains and losses 1,256 1,053 1,817 1,624 1,200 Unrealized foreign currency translation adjustments (53) (50) (48) (41) (46) Unrecognized pension and other postretirement benefit cost (1,400) (1,419) (1,267) (1,288) (1,304) Total shareholders' equity 21,158 20,573 20,934 20,553 20,340 Total capital resources $ 27,504 $ 26,920 $ 26,044 $ 25,662 $ 25,448 Ratio of debt to shareholders' equity 30.0% 30.9% 24.4% 24.9% 25.1 % Ratio of debt to capital resources 23.1% 23.6% 19.6% 19.9% 20.1 % THE ALLSTATE CORPORATION DEBT TO CAPITAL ($ in millions)

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES					
Net income	$ 695	$ 840	$ 520	$ 271	$ 246
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, amortization and other non-cash items	119	97	97	97	91
Realized capital gains and losses	(134)	(2)	(33)	(24)	149
Gain on disposition of operations	(2)	(1)	(1)	(1)	(2)
Interest credited to contractholder funds	173	168	183	185	190
Changes in:					
Policy benefits and other insurance reserves	183	(347)	401	118	459
Unearned premiums	(248)	(178)	478	267	(205)
Deferred policy acquisition costs	14	(6)	(87)	(65)	(7)
Premium installment receivables, net	(19)	194	(209)	(38)	11
Reinsurance recoverables, net	11	156	(300)	(80)	(40)
Income taxes	284	387	206	(150)	(26)
Other operating assets and liabilities	(219)	(57)	129	64	(152)
Net cash provided by operating activities	857	1,251	1,384	644	714
CASH FLOWS FROM INVESTING ACTIVITIES					
Proceeds from sales					
Fixed income securities	7,083	5,929	6,543	6,373	6,216
Equity securities	2,601	1,477	1,582	823	1,664
Limited partnership interests	210	247	271	183	180
Mortgage loans	-	-	-	(7)	7
Other investments	24	56	62	57	87
Investment collections					
Fixed income securities	1,029	1,103	1,292	1,189	949
Mortgage loans	223	98	253	71	79
Other investments	174	140	113	125	43
Investment purchases					
Fixed income securities	(8,800)	(5,708)	(9,335)	(7,546)	(5,401)
Equity securities	(2,383)	(1,837)	(1,441)	(939)	(1,733)
Limited partnership interests	(268)	(322)	(425)	(433)	(270)
Mortgage loans	(86)	(186)	(196)	(220)	(44)
Other investments	(219)	(211)	(225)	(196)	(253)
Change in short-term investments, net	1,572	(2,540)	763	688	(1,357)
Change in other investments, net	(10)	9	(21)	(20)	(19)
Purchases of property and equipment, net	(74)	(123)	(70)	(68)	(52)
Acquisition of operations	(1,356)	-	-	-	-
Net cash (used in) provided by investing activities	(280)	(1,868)	(834)	80	96
CASH FLOWS FROM FINANCING ACTIVITIES					
Proceeds from issuance of long-term debt	-	1,236	-	-	-
Repayments of long-term debt	-	(1)	-	-	(16)
Contractholder fund deposits	257	264	263	261	261
Contractholder fund withdrawals	(483)	(550)	(524)	(521)	(492)
Dividends paid on common stock	(122)	(122)	(124)	(125)	(115)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)
Treasury stock purchases	(264)	(183)	(250)	(448)	(456)
Shares reissued under equity incentive plans, net	67	41	51	42	30
Excess tax benefits on share-based payment arrangements	-	7	5	8	12
Other	3	1	1	3	31
Net cash (used in) provided by financing activities	(571)	664	(607)	(809)	(774)
NET INCREASE (DECREASE) IN CASH	6	47	(57)	(85)	36
CASH AT BEGINNING OF PERIOD	436	389	446	531	495
CASH AT END OF PERIOD	$ 442	$ 436	$ 389	$ 446	$ 531

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2017							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2017		
	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments (1)(2)	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged (2)	Amortization (acceleration) deceleration for changes in assumptions (2)	Effect of unrealized capital gains and losses	Ending balance Mar. 31, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,188	$ 1,149 (3)	$ (1,090)	$ -	$ -	$ -	$ 2,247	$ 2,247	$ -	$ 2,247
Allstate Financial:										
Traditional life and accident and health	821	49	(45)	-	-	-	825	825	-	825
Interest-sensitive life	905	22	(29)	(4)	-	(17)	877	1,034	(157)	877
Fixed annuity	40	-	(1)	-	-	-	39	39	-	39
Subtotal	1,766	71	(75)	(4)	-	(17)	1,741	1,898	(157)	1,741
Consolidated	$ 3,954	$ 1,220	$ (1,165)	$ (4)	$ -	$ (17)	$ 3,988	$ 4,145	$ (157)	$ 3,988

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2016							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2016		
	Beginning balance Dec. 31, 2015	Acquisition costs deferred	Amortization before adjustments	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged	Amortization (acceleration) deceleration for changes in assumptions	Effect of unrealized capital gains and losses	Ending balance Mar. 31, 2016	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,029	$ 1,068	$ (1,056)	$ -	$ -	$ -	$ 2,041	$ 2,041	$ -	$ 2,041
Allstate Financial:										
Traditional life and accident and health	792	46	(42)	-	-	-	796	796	-	796
Interest-sensitive life	993	26	(28)	(2)	-	(65)	924	1,055	(131)	924
Fixed annuity	47	-	(1)	-	-	-	46	46	-	46
Subtotal	1,832	72	(71)	(2)	-	(65)	1,766	1,897	(131)	1,766
Consolidated	$ 3,861	$ 1,140	$ (1,127)	$ (2)	$ -	$ (65)	$ 3,807	$ 3,938	$ (131)	$ 3,807

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.
(3) Includes $70 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

9

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Premiums written	$ 7,723	$ 7,723	$ 8,311	$ 8,051	$ 7,515
Decrease (increase) in unearned premiums	234	189	(472)	(264)	166
Other	2	(11)	30	27	42
Premiums earned	7,959	7,901	7,869	7,814	7,723
Claims and claims expense	(5,416)	(5,083)	(5,553)	(5,901)	(5,684)
Amortization of deferred policy acquisition costs	(1,090)	(1,086)	(1,068)	(1,057)	(1,056)
Operating costs and expenses	(936)	(927)	(888)	(912)	(853)
Restructuring and related charges	(10)	(9)	(5)	(10)	(5)
Underwriting income (loss)	507	796	355	(66)	125
Net investment income	311	338	310	316	302
Income tax expense on operations	(255)	(383)	(218)	(70)	(141)
Realized capital gains and losses, after-tax	89	10	36	18	(64)
Net income applicable to common shareholders	$ 652	$ 761	$ 483	$ 198	$ 222
Catastrophe losses	$ 781	$ 303	$ 481	$ 961	$ 827
Amortization of purchased intangible assets	$ 25	$ 5	$ 9	$ 9	$ 9
Operating ratios					
Claims and claims expense ("loss") ratio	68.0	64.3	70.6	75.5	73.6
Expense ratio	25.6	25.6	24.9	25.3	24.8
Combined ratio	93.6	89.9	95.5	100.8	98.4
Loss ratio	68.0	64.3	70.6	75.5	73.6
Less: effect of catastrophe losses	9.8	3.8	6.1	12.3	10.7
effect of prior year non-catastrophe reserve reestimates	(1.3)	(1.6)	1.3	(0.2)	0.4
Underlying loss ratio *	59.5	62.1	63.2	63.4	62.5
Expense ratio	25.6	25.6	24.9	25.3	24.8
Less: effect of amortization of purchased intangible assets	0.3	-	0.1	0.1	0.1
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.3	25.6	24.8	25.2	24.7
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	93.6	89.9	95.5	100.8	98.4
Effect of catastrophe losses	(9.8)	(3.8)	(6.1)	(12.3)	(10.7)
Effect of prior year non-catastrophe reserve reestimates	1.3	1.6	(1.3)	0.2	(0.4)
Effect of amortization of purchased intangible assets	(0.3)	-	(0.1)	(0.1)	(0.1)
Underlying combined ratio *	84.8	87.7	88.0	88.6	87.2
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.1
Effect of Discontinued Lines and Coverages on combined ratio	-	-	1.3	-	-

10

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Property-Liability Underwriting Summary					
Allstate Protection	$ 509	$ 799	$ 455	$ (64)	$ 127
Discontinued Lines and Coverages	(2)	(3)	(100)	(2)	(2)
Underwriting income (loss)	$ 507	$ 796	$ 355	$ (66)	$ 125
Allstate Protection Underwriting Summary					
Premiums written	$ 7,723	$ 7,722	$ 8,309	$ 8,051	$ 7,515
Premiums earned	$ 7,959	$ 7,901	$ 7,869	$ 7,814	$ 7,723
Claims and claims expense	(5,414)	(5,080)	(5,454)	(5,899)	(5,683)
Amortization of deferred policy acquisition costs	(1,090)	(1,086)	(1,068)	(1,057)	(1,056)
Operating costs and expenses	(936)	(927)	(887)	(912)	(852)
Restructuring and related charges	(10)	(9)	(5)	(10)	(5)
Underwriting income (loss)	$ 509	$ 799	$ 455	$ (64)	$ 127
Catastrophe losses	$ 781	$ 303	$ 481	$ 961	$ 827
Operating ratios					
Loss ratio	68.0	64.3	69.3	75.5	73.6
Expense ratio	25.6	25.6	24.9	25.3	24.8
Combined ratio	93.6	89.9	94.2	100.8	98.4
Effect of catastrophe losses on combined ratio	9.8	3.8	6.1	12.3	10.7
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.3	-	0.1	0.1	0.1
Discontinued Lines and Coverages Underwriting Summary					
Premiums written	$ -	$ 1	$ 2	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(2)	(3)	(99)	(2)	(1)
Operating costs and expenses	-	-	(1)	-	(1)
Underwriting loss	$ (2)	$ (3)	$ (100)	$ (2)	$ (2)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	-	1.3	-	0.1
Allstate Protection Underwriting Income (Loss) by Brand					
Allstate brand	$ 588	$ 793	$ 493	$ (10)	$ 171
Esurance brand	(10)	(21)	(41)	(37)	(25)
Encompass brand	(33)	29	5	(15)	(18)
SquareTrade	(35)	-	-	-	-
Answer Financial	(1)	(2)	(2)	(2)	(1)
Underwriting income (loss)	$ 509	$ 799	$ 455	$ (64)	$ 127

11

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Allstate brand [1]					
Auto	$ 4,882	$ 4,756	$ 4,940	$ 4,767	$ 4,746
Homeowners	1,403	1,638	1,869	1,831	1,392
Landlord	120	133	141	133	122
Renter	67	68	84	75	67
Condominium	55	63	70	67	53
Other	126	129	152	153	111
Other personal lines	368	393	447	428	353
Commercial lines	123	115	123	135	126
Other business lines	173	158	185	183	183
	6,949	7,060	7,564	7,344	6,800
Esurance brand					
Auto	439	382	428	376	439
Homeowners	16	15	16	14	11
Other personal lines	2	2	2	2	2
	457	399	446	392	452
Encompass brand					
Auto	125	138	153	162	138
Homeowners	91	103	121	126	104
Other personal lines	20	22	25	27	21
	236	263	299	315	263
SquareTrade	81	-	-	-	-
Allstate Protection	7,723	7,722	8,309	8,051	7,515
Discontinued Lines and Coverages [2]	-	1	2	-	-
Property-Liability	$ 7,723	$ 7,723	$ 8,311	$ 8,051	$ 7,515
Allstate Protection					
Auto	$ 5,446	$ 5,276	$ 5,521	$ 5,305	$ 5,323
Homeowners	1,510	1,756	2,006	1,971	1,507
Other personal lines	390	417	474	457	376
Commercial lines	123	115	123	135	126
Other business lines	173	158	185	183	183
SquareTrade	81	-	-	-	-
	$ 7,723	$ 7,722	$ 8,309	$ 8,051	$ 7,515
[1] **Canada premiums included in Allstate brand**					
Auto	$ 171	$ 182	$ 220	$ 234	$ 164
Homeowners	44	52	64	64	41
Other personal lines	12	13	16	16	10
	$ 227	$ 247	$ 300	$ 314	$ 215

[2] Primarily represents retrospective reinsurance premium recognized when billed.

12

13 Number of Location Number of Location Number of Location locations (7) Total brand (%) (8) specific (%) (9) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 18 1.7 (10) 5.3 (10) 23 1.3 5.6 25 1.0 7.1 Homeowners (5)(6) 14 1.0 4.2 12 0.5 4.7 10 0.2 4.6 Esurance brand Auto 7 0.7 5.3 13 2.2 6.2 9 0.4 2.3 Homeowners - - - 1 (0.5) (10.0) N/A N/A N/A Encompass brand Auto 5 1.5 7.2 8 3.2 9.9 9 1.6 8.8 Homeowners 3 0.2 3.4 6 0.6 3.3 5 1.4 9.2 Number of Location Number of Location Number of Location locations Total brand (%) specific (%) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 35 3.2 6.2 25 1.7 7.3 34 1.9 5.5 Homeowners (5)(6) 11 0.8 4.9 15 (0.4) (2.3) 16 1.5 6.1 Esurance brand Auto 15 1.3 5.6 6 0.3 2.7 18 3.0 6.7 Homeowners N/A N/A N/A N/A N/A N/A N/A N/A N/A Encompass brand Auto 10 4.1 9.5 4 1.6 14.3 9 2.0 5.7 Homeowners 6 1.7 8.1 5 1.4 11.6 5 1.7 7.4 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.1%, 1.1%, 1.5%, 3.4%, 1.4% and 1.8% for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Three months ended Three months ended December 31, 2016March 31, 2017 (1) March 31, 2016 December 31, 2015 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending March 31, 2017 are estimated to total $428 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location. Includes a rate increase in California in first quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 1.1% and 4.7% for the three months ended March 31, 2017, respectively. September 30, 2016 June 30, 2016 Three months ended Three months ended Three months ended Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.9%, 0.6%, 0.6%, 0.5%, 0.7% and 0.5% for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 1 Canadian province. Esurance brand homeowners operates in 31 states and 2 Canadian provinces. Encompass brand auto and homeowners operates in 40 states and the District of Columbia. Allstate brand auto rate changes were 7.2%, 7.2%, 7.8%, 8.4% and 6.7% for the trailing twelve months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively. Allstate brand auto rate changes were cumulatively $2.61 billion or 14.2% in 2017, 2016 and 2015. Allstate brand homeowner rate changes were cumulatively $335 million or 4.9% in 2017, 2016 and 2015.

14 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Policies in Force statistics (in thousands) (1) Allstate brand Auto (2) 19,565 19,742 19,852 20,061 20,145 Homeowners (3)(4) 6,090 6,120 6,131 6,158 6,176 Landlord 710 716 720 726 732 Renter 1,563 1,568 1,557 1,554 1,556 Condominium 663 666 665 667 667 Other 1,264 1,264 1,260 1,256 1,253 Other personal lines 4,200 4,214 4,202 4,203 4,208 Commercial lines 272 285 296 308 318 Allstate Roadside Services (5) 743 768 797 824 856 Allstate Dealer Services (6)(7) 4,150 4,142 4,125 4,059 3,987 Other business lines 4,893 4,910 4,922 4,883 4,843 Total 35,020 35,271 35,403 35,613 35,690 Esurance brand Auto 1,400 1,391 1,395 1,409 1,428 Homeowners 63 58 52 44 37 Other personal lines 48 47 47 47 46 Total 1,511 1,496 1,494 1,500 1,511 Encompass brand Auto 595 622 649 676 701 Homeowners 284 295 305 318 329 Other personal lines 94 98 101 105 108 Total 973 1,015 1,055 1,099 1,138 SquareTrade (8) 29,907 - - - - Total Policies in Force (9) 67,411 37,782 37,952 38,212 38,339 Non-Proprietary Premiums ($ in millions) Ivantage (10) $ 1,566 $ 1,544 $ 1,531 $ 1,528 $ 1,504 Answer Financial (11) 153 140 158 150 151 Agency Data (12) Total Allstate agencies (13) 12,200 12,200 12,200 12,200 12,100 Licensed sales professionals (14) 23,600 23,800 23,600 23,800 24,000 Allstate independent agencies (15) 2,200 2,200 2,200 2,000 2,100 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) (13) (14) (15) Allstate Roadside Services represents memberships in force. Allstate Roadside Services statistics do not include their wholesale partners as the customer relationship is managed by the wholesale partner. Allstate Roadside Services also has Good Hands Rescue, our pay-per-use roadside assistance product, which performed 5,636 and 21,908 services as of the three months end March 31, 2017 and for the year-ended December 31, 2016, respectively. Allstate Dealer Services represents service contracts and other products sold in conjunction with auto lending and vehicle sales transactions. Allstate Dealer Services statistics do not include their third party administrators (“TPAs”) as the customer relationship is managed by the TPAs. Allstate brand auto PIF increased in 9 states, including 1 of our largest 10 states, as of March 31, 2017 compared to March 31, 2016. Allstate brand homeowners PIF increased in 15 states, including 2 of our largest 10 states, as of March 31, 2017 compared to March 31, 2016. THE ALLSTATE CORPORATION PROPERTY-LIABILITY POLICIES IN FORCE AND OTHER STATISTICS Included in Allstate brand homeowners PIF is 20, 21, 22, 23 and 24 thousand of PIF related to North Light Specialty Insurance Company, our excess and surplus line, in the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Non- proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Starting in the first quarter 2017, Allstate Dealer Services PIF has been included in the Allstate brand and other business lines totals. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 472 and 488 engaged Allstate independent agencies (“AIAs”) as of March 31, 2017 and December 31, 2016, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. SquareTrade represents active consumer product protection plans. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended March 31, 2017 were $23.3 million. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended March 31, 2017 were $18.0 million. Rounded to the nearest hundred. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Consolidated PIF, including Property-Liability and Allstate Financial, totaled 73,666 thousand as of March 31, 2017.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Net premiums written	$ 6,949	$ 7,060	$ 7,564	$ 7,344	$ 6,800
Net premiums earned					
Auto	$ 4,839	$ 4,826	$ 4,793	$ 4,745	$ 4,667
Homeowners	1,688	1,691	1,683	1,684	1,678
Other personal lines	405	403	399	397	393
Commercial lines	125	123	127	127	129
Other business lines	141	145	150	142	143
Total	7,198	7,188	7,152	7,095	7,010
Incurred losses					
Auto	$ 3,224	$ 3,416	$ 3,610	$ 3,634	$ 3,519
Homeowners	1,194	765	893	1,260	1,190
Other personal lines	265	234	236	256	261
Commercial lines	96	109	112	135	119
Other business lines	52	60	69	64	61
Total	4,831	4,584	4,920	5,349	5,150
Expenses					
Auto	$ 1,161	$ 1,181	$ 1,134	$ 1,168	$ 1,103
Homeowners	387	396	384	373	377
Other personal lines	112	117	113	106	103
Commercial lines	33	34	34	35	38
Other business lines	86	83	74	74	68
Total	1,779	1,811	1,739	1,756	1,689
Underwriting income (loss)					
Auto	$ 454	$ 229	$ 49	$ (57)	$ 45
Homeowners	107	530	406	51	111
Other personal lines	28	52	50	35	29
Commercial lines	(4)	(20)	(19)	(43)	(28)
Other business lines	3	2	7	4	14
Total	588	793	493	(10)	171
Loss ratio	67.1	63.8	68.8	75.4	73.5
Expense ratio	24.7	25.2	24.3	24.7	24.1
Combined ratio	91.8	89.0	93.1	100.1	97.6
Loss ratio	67.1	63.8	68.8	75.4	73.5
Less: effect of catastrophe losses	9.8	4.0	6.2	12.9	11.2
effect of prior year non-catastrophe reserve reestimates	(1.5)	(1.5)	-	(0.3)	0.3
Underlying loss ratio *	58.8	61.3	62.6	62.8	62.0
Expense ratio	24.7	25.2	24.3	24.7	24.1
Less: effect of amortization of purchased intangible assets	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	24.7	25.2	24.3	24.7	24.1
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	91.8	89.0	93.1	100.1	97.6
Effect of catastrophe losses	(9.8)	(4.0)	(6.2)	(12.9)	(11.2)
Effect of prior year non-catastrophe reserve reestimates	1.5	1.5	-	0.3	(0.3)
Effect of amortization of purchased intangible assets	-	-	-	-	-
Underlying combined ratio *	83.5	86.5	86.9	87.5	86.1
Effect of prior year reserve reestimates on combined ratio	(1.5)	(1.6)	-	-	0.2
Effect of advertising expenses on combined ratio	2.0	2.4	2.2	2.2	1.5

15

THE ALLSTATE CORPORATION
ALLSTATE BRAND STATISTICS [1]

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
New Issued Applications (in thousands) [2]					
Auto [3]	610	562	584	582	584
Homeowners [4]	163	167	188	193	164
Average Premium - Gross Written ($) [5]					
Auto	538	537	532	516	507
Homeowners	1,187	1,181	1,181	1,171	1,174
Average Premium - Net Earned ($) [6]					
Auto	492	487	479	471	461
Homeowners	1,106	1,105	1,099	1,090	1,082
Renewal Ratio (%) [7]					
Auto	87.4	87.4	87.5	88.0	88.0
Homeowners	87.1	87.5	87.9	87.8	88.1
Auto Claim Frequency [8]					
(% change year-over-year)					
Bodily Injury Gross	(6.0)	(2.0)	0.3	2.8	1.1
Bodily Injury Paid [9]	(20.5)	(19.2)	(19.6)	1.5	5.9
Property Damage Gross [10]	(3.9)	1.2	3.9	5.6	2.1
Property Damage Paid [11]	(3.2)	(1.2)	0.1	(0.1)	2.4
Auto Paid Claim Severity [12]					
(% change year-over-year)					
Bodily injury [9]	25.1	18.8	12.4	(2.3)	(5.5)
Property damage	4.8	1.9	1.9	5.3	7.5
Homeowners Excluding Catastrophe Losses					
(% change year-over-year)					
Gross Claim frequency [8]	7.6	2.2	5.2	(12.5)	(7.7)
Paid Claim frequency [8]	2.3	(0.5)	0.7	(14.3)	(2.0)
Paid Claim severity	4.1	1.8	(0.5)	4.7	(2.7)

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.

(3) Approximately 60% of states, including 4 of our 10 largest states, experienced increases in new issued applications in the first quarter of 2017 compared to the first quarter of 2016. Quote volume increased in the first quarter of 2017 compared to the first quarter of 2016, with approximately 70% of our states increasing, including 7 of our largest 10, above prior year.

(4) Of our largest 10 states, 4 experienced increases in new issued applications in the first quarter of 2017 compared to the first quarter of 2016. Although in total quote volume decreased slightly in the first quarter of 2017 compared to the first quarter of 2016, over half of our states, including 4 of our largest 10, experienced increases in quote volume in the first quarter of 2017 compared to the first quarter of 2016.

(5) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8) The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency.

(9) Decreases in bodily injury paid claim frequency and the related increase in severity reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments. Paid claim severity was impacted by a reduced number of claims opened and a change in the mix of paid claims toward a higher proportion of larger severity payments and increases in medical inflationary trends that were offset by improvements in loss cost management.

(10) With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification.

(11) Approximately 80% of individual states experienced a year over year decrease in property damage paid claim frequency in first quarter 2017 when compared to first quarter 2016. These declines were observed mainly in January and February, as the country broadly experienced milder than normal winter weather.

(12) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The rate of change in paid severity is the year over year percent increase or decrease in paid claim severity for the period.

16

17 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% 2.8% 0.3% -2.0% -6.0% % Change in paid claim frequency (3) -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% 1.5% -19.6% -19.2% -20.5% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY RATE The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Decreases in bodily injury paid claim frequency and the related increase in severity as depicted on page 16 reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments. Paid claim severity was impacted by a reduced number of claims opened and a change in the mix of paid claims toward a higher proportion of larger severity payments and increases in medical inflationary trends that were offset by improvements in loss cost management. 2012 2013 2014 2015 2016 -24.0% -20.0% -16.0% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

18 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency (3) -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% 5.6% 3.9% 1.2% -3.9% % Change in paid claim frequency (4) -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% -0.1% 0.1% -1.2% -3.2% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) (4) Approximately 80% of individual states experienced a year over year decrease in property damage paid claim frequency in first quarter 2017 when compared to first quarter 2016. These declines were observed mainly in January and February, as the country broadly experienced milder than normal winter weather. The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY 2012 2013 2014 2015 2016 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % Change in gross claim frequency % Change in paid claim frequency

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Net premiums written	$ 457	$ 399	$ 446	$ 392	$ 452
Net premiums earned					
Auto	$ 403	$ 408	$ 405	$ 403	$ 394
Homeowners	14	13	11	10	8
Other personal lines	2	2	2	2	2
Total	419	423	418	415	404
Incurred losses					
Auto	$ 300	$ 310	$ 313	$ 308	$ 289
Homeowners	13	8	11	10	4
Other personal lines	1	1	2	1	1
Total	314	319	326	319	294
Expenses					
Auto	$ 107	$ 114	$ 111	$ 107	$ 123
Homeowners	8	10	22	25	11
Other personal lines	-	1	-	1	1
Total	115	125	133	133	135
Underwriting income (loss)					
Auto (1)	$ (4)	$ (16)	$ (19)	$ (12)	$ (18)
Homeowners	(7)	(5)	(22)	(25)	(7)
Other personal lines	1	-	-	-	-
Total	(10)	(21)	(41)	(37)	(25)
Loss ratio	74.9	75.4	78.0	76.9	72.8
Expense ratio	27.5	29.6	31.8	32.0	33.4
Combined ratio	102.4	105.0	109.8	108.9	106.2
Loss ratio	74.9	75.4	78.0	76.9	72.8
Less: effect of catastrophe losses	1.9	1.2	3.3	3.4	0.7
effect of prior year non-catastrophe reserve reestimates	-	(2.1)	(1.0)	(1.0)	(1.0)
Underlying loss ratio *	73.0	76.3	75.7	74.5	73.1
Expense ratio	27.5	29.6	31.8	32.0	33.4
Less: effect of amortization of purchased intangible assets	0.3	0.9	1.5	1.7	1.5
Expense ratio, excluding the effect of amortization of purchased intangible assets	27.2	28.7	30.3	30.3	31.9
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio (1)(2)	102.4	105.0	109.8	108.9	106.2
Effect of catastrophe losses	(1.9)	(1.2)	(3.3)	(3.4)	(0.7)
Effect of prior year non-catastrophe reserve reestimates	-	2.1	1.0	1.0	1.0
Effect of amortization of purchased intangible assets	(0.3)	(0.9)	(1.5)	(1.7)	(1.5)
Underlying combined ratio * (2)	100.2	105.0	106.0	104.8	105.0
Effect of prior year reserve reestimates on combined ratio	-	(2.1)	(1.0)	(1.0)	(1.0)
Effect of advertising expenses on combined ratio (2)	8.6	9.2	11.7	12.2	11.6
Policies in Force (in thousands)					
Auto	1,400	1,391	1,395	1,409	1,428
Homeowners	63	58	52	44	37
Other personal lines	48	47	47	47	46
	1,511	1,496	1,494	1,500	1,511
New Issued Applications (in thousands)					
Auto	143	137	151	141	168
Homeowners	8	9	10	11	7
Other personal lines	8	8	9	8	10
	159	154	170	160	185
Average Premium - Gross Written ($)					
Auto	571	555	546	538	547
Homeowners	919	861	872	855	891
Renewal Ratio (%)					
Auto	80.4	79.3	78.9	80.0	79.6
Homeowners (3)	83.5	82.9	83.1	83.8	81.6

(1) Auto underwriting income includes an underwriting loss related to Esurance expansion into Canada of $2 million or 0.5 points on the combined ratio and underlying combined ratio in both the first quarter of 2017 and 2016.

(2) Advertising expenses for US Auto and Homeowners were $34 million and $2 million in first quarter 2017 compared to $42 million and $5 million in first quarter 2016, respectively. The effect of Esurance brand US Auto and Homeowners advertising expenses on the Esurance combined ratio and underlying combined ratio was 8.1 points and 0.5 points in first quarter 2017 compared to 10.4 points and 1.2 points in first quarter 2016, respectively. Our advertising actions were impacted due to strategic reductions in marketing spending as a result of profitability actions.

(3) Esurance's renewal ratios exclude the impact of risk related cancellations. Customers can enter into a policy without a physical inspection. During the underwriting review period, a number of policies may be canceled if upon inspection the condition is unsatisfactory, causing the renewal ratio to appear lower.

19

THE ALLSTATE CORPORATION
ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Net premiums written	$ 236	$ 263	$ 299	$ 315	$ 263
Net premiums earned					
Auto	$ 146	$ 151	$ 155	$ 158	$ 159
Homeowners	113	115	119	121	124
Other personal lines	24	24	25	25	26
Total	283	290	299	304	309
Incurred losses					
Auto	$ 104	$ 104	$ 117	$ 130	$ 123
Homeowners	108	60	74	85	85
Other personal lines	21	13	17	16	31
Total	233	177	208	231	239
Expenses					
Auto	$ 43	$ 44	$ 44	$ 45	$ 45
Homeowners	33	33	34	36	36
Other personal lines	7	7	8	7	7
Total	83	84	86	88	88
Underwriting income (loss)					
Auto	$ (1)	$ 3	$ (6)	$ (17)	$ (9)
Homeowners	(28)	22	11	-	3
Other personal lines	(4)	4	-	2	(12)
Total	(33)	29	5	(15)	(18)
Loss ratio	82.4	61.0	69.6	76.0	77.3
Expense ratio	29.3	29.0	28.7	28.9	28.5
Combined ratio	111.7	90.0	98.3	104.9	105.8
Loss ratio	82.4	61.0	69.6	76.0	77.3
Less: effect of catastrophe losses	23.7	3.1	9.0	11.2	13.3
effect of prior year non-catastrophe reserve reestimates	1.4	(3.8)	-	0.9	4.2
Underlying loss ratio *	57.3	61.7	60.6	63.9	59.8
Expense ratio	29.3	29.0	28.7	28.9	28.5
Less: effect of amortization of purchased intangible assets	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	29.3	29.0	28.7	28.9	28.5
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	111.7	90.0	98.3	104.9	105.8
Effect of catastrophe losses	(23.7)	(3.1)	(9.0)	(11.2)	(13.3)
Effect of prior year non-catastrophe reserve reestimates	(1.4)	3.8	-	(0.9)	(4.2)
Underlying combined ratio *	86.6	90.7	89.3	92.8	88.3
Effect of prior year reserve reestimates on combined ratio	2.1	(3.8)	0.3	0.3	4.5
Effect of advertising expenses on combined ratio	-	0.3	-	0.3	-
Policies in Force (in thousands)					
Auto	595	622	649	676	701
Homeowners	284	295	305	318	329
Other personal lines	94	98	101	105	108
	973	1,015	1,055	1,099	1,138
New Issued Applications (in thousands)					
Auto	12	11	13	15	15
Homeowners	7	7	9	9	9
Average Premium - Gross Written ($)					
Auto	1,057	1,043	1,022	988	981
Homeowners	1,659	1,650	1,659	1,629	1,618
Renewal Ratio (%)					
Auto	73.1	73.1	73.1	75.5	76.1
Homeowners	78.2	78.3	77.9	79.9	81.5

20

21 March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2017 2016 2016 2016 2016 Net premiums written $ 81 $ - $ - $ - $ - Net premiums earned $ 59 $ - $ - $ - $ - Incurred losses $ (36) $ - $ - $ - $ - Expenses $ (58) $ - $ - $ - $ - Underwriting loss $ (35) $ - $ - $ - $ - Loss ratio 61.0 - - - - Expense ratio 98.3 - - - - Combined ratio 159.3 - - - - Reconciliation of combined ratio to underlying combined ratio Combined ratio 159.3 - - - - Effect of amortization of purchased intangible assets (39.0) - - - - Underlying combined ratio * 120.3 - - - - Effect of advertising expenses on combined ratio 8.5 - - - - Policies in Force (in thousands) 29,907 - - - - (1) SquareTrade was acquired on January 3, 2017 and therefore is only included in three months ended March 31, 2017 results. THE ALLSTATE CORPORATION SQUARETRADE PROFITABILITY MEASURES (1) Three months ended

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Net premiums written					
Allstate brand	$ 4,882	$ 4,756	$ 4,940	$ 4,767	$ 4,746
Esurance brand	439	382	428	376	439
Encompass brand	125	138	153	162	138
	5,446	5,276	5,521	5,305	5,323
Net premiums earned					
Allstate brand	$ 4,839	$ 4,826	$ 4,793	$ 4,745	$ 4,667
Esurance brand	403	408	405	403	394
Encompass brand	146	151	155	158	159
	5,388	5,385	5,353	5,306	5,220
Incurred losses					
Allstate brand	$ 3,224	$ 3,416	$ 3,610	$ 3,634	$ 3,519
Esurance brand	300	310	313	308	289
Encompass brand	104	104	117	130	123
	3,628	3,830	4,040	4,072	3,931
Expenses					
Allstate brand	$ 1,161	$ 1,181	$ 1,134	$ 1,168	$ 1,103
Esurance brand	107	114	111	107	123
Encompass brand	43	44	44	45	45
	1,311	1,339	1,289	1,320	1,271
Underwriting income (loss)					
Allstate brand	$ 454	$ 229	$ 49	$ (57)	$ 45
Esurance brand	(4)	(16)	(19)	(12)	(18)
Encompass brand	(1)	3	(6)	(17)	(9)
	449	216	24	(86)	18
Loss ratio					
Allstate brand	66.6	70.8	75.3	76.6	75.4
Esurance brand	74.4	76.0	77.3	76.4	73.4
Encompass brand	71.2	68.9	75.5	82.3	77.4
Allstate Protection	67.4	71.1	75.5	76.7	75.3
Expense ratio					
Allstate brand	24.0	24.5	23.7	24.6	23.6
Esurance brand	26.6	27.9	27.4	26.6	31.2
Encompass brand	29.5	29.1	28.4	28.5	28.3
Allstate Protection	24.3	24.9	24.1	24.9	24.4
Combined ratio					
Allstate brand	90.6	95.3	99.0	101.2	99.0
Esurance brand	101.0	103.9	104.7	103.0	104.6
Encompass brand	100.7	98.0	103.9	110.8	105.7
Allstate Protection	91.7	96.0	99.6	101.6	99.7
Effect of catastrophe losses on combined ratio					
Allstate brand	1.3	1.2	3.1	4.1	2.9
Esurance brand	1.0	1.0	2.2	2.2	0.5
Encompass brand	2.8	-	3.3	1.9	1.3
Allstate Protection	1.4	1.2	3.1	3.9	2.7
Effect of prior year reserve reestimates on combined ratio					
Allstate brand	(1.8)	(2.0)	(0.1)	(0.8)	0.1
Esurance brand	-	(2.2)	(1.0)	(1.0)	(1.0)
Encompass brand	-	(3.3)	(1.3)	3.2	1.3
Allstate Protection	(1.6)	(2.1)	(0.2)	(0.7)	0.1
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio					
Allstate brand	(0.2)	-	(0.1)	(0.1)	(0.1)
Esurance brand	-	-	-	-	-
Encompass brand	-	(0.6)	-	(0.6)	-
Allstate Protection	(0.1)	-	(0.1)	(0.1)	(0.1)
Effect of amortization of purchased intangible assets on combined ratio					
Esurance brand	0.2	0.9	1.5	1.8	1.5
Allstate Protection	-	-	0.1	0.1	0.1

22

THE ALLSTATE CORPORATION
HOMEOWNERS PROFITABILITY MEASURES

($ in millions)	Three months ended March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Net premiums written					
Allstate brand	$ 1,403	$ 1,638	$ 1,869	$ 1,831	$ 1,392
Esurance brand	16	15	16	14	11
Encompass brand	91	103	121	126	104
	1,510	1,756	2,006	1,971	1,507
Net premiums earned					
Allstate brand	$ 1,688	$ 1,691	$ 1,683	$ 1,684	$ 1,678
Esurance brand	14	13	11	10	8
Encompass brand	113	115	119	121	124
	1,815	1,819	1,813	1,815	1,810
Incurred losses					
Allstate brand	$ 1,194	$ 765	$ 893	$ 1,260	$ 1,190
Esurance brand	13	8	11	10	4
Encompass brand	108	60	74	85	85
	1,315	833	978	1,355	1,279
Expenses					
Allstate brand	$ 387	$ 396	$ 384	$ 373	$ 377
Esurance brand	8	10	22	25	11
Encompass brand	33	33	34	36	36
	428	439	440	434	424
Underwriting income (loss)					
Allstate brand	$ 107	$ 530	$ 406	$ 51	$ 111
Esurance brand	(7)	(5)	(22)	(25)	(7)
Encompass brand	(28)	22	11	-	3
	72	547	395	26	107
Loss ratio					
Allstate brand	70.8	45.3	53.1	74.8	70.9
Esurance brand	92.9	61.6	100.0	100.0	50.0
Encompass brand	95.6	52.2	62.2	70.2	68.6
Allstate Protection	72.4	45.8	53.9	74.7	70.7
Expense ratio					
Allstate brand	22.9	23.4	22.8	22.2	22.5
Esurance brand	57.1	76.9	200.0	250.0	137.5
Encompass brand	29.2	28.7	28.6	29.8	29.0
Allstate Protection	23.6	24.1	24.3	23.9	23.4
Combined ratio					
Allstate brand	93.7	68.7	75.9	97.0	93.4
Esurance brand	150.0	138.5	300.0	350.0	187.5
Encompass brand	124.8	80.9	90.8	100.0	97.6
Allstate Protection	96.0	69.9	78.2	98.6	94.1
Effect of catastrophe losses on combined ratio					
Allstate brand	34.1	10.8	15.4	38.3	34.2
Esurance brand	28.6	7.7	45.5	50.0	12.5
Encompass brand	54.0	7.8	17.6	24.0	30.7
Allstate Protection	35.2	10.6	15.7	37.4	33.9
Effect of prior year reserve reestimates on combined ratio					
Allstate brand	(1.6)	(1.7)	(0.3)	1.1	(0.5)
Esurance brand	-	-	-	-	-
Encompass brand	2.7	(2.6)	1.7	-	0.8
Allstate Protection	(1.3)	(1.8)	(0.2)	1.0	(0.4)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio					
Allstate brand	0.1	(0.5)	0.3	1.0	(0.3)
Esurance brand	-	-	-	-	-
Encompass brand	1.8	-	0.8	(0.8)	1.6
Allstate Protection	0.2	(0.5)	0.3	0.8	(0.2)

23

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [1]

($ in millions)	Three months ended March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Net premiums written					
Allstate brand	$ 368	$ 393	$ 447	$ 428	$ 353
Esurance brand	2	2	2	2	2
Encompass brand	20	22	25	27	21
	390	417	474	457	376
Net premiums earned					
Allstate brand	$ 405	$ 403	$ 399	$ 397	$ 393
Esurance brand	2	2	2	2	2
Encompass brand	24	24	25	25	26
	431	429	426	424	421
Incurred losses					
Allstate brand	$ 265	$ 234	$ 236	$ 256	$ 261
Esurance brand	1	1	2	1	1
Encompass brand	21	13	17	16	31
	287	248	255	273	293
Expenses					
Allstate brand	$ 112	$ 117	$ 113	$ 106	$ 103
Esurance brand	-	1	-	1	1
Encompass brand	7	7	8	7	7
	119	125	121	114	111
Underwriting income (loss)					
Allstate brand	$ 28	$ 52	$ 50	$ 35	$ 29
Esurance brand	1	-	-	-	-
Encompass brand	(4)	4	-	2	(12)
	25	56	50	37	17
Loss ratio					
Allstate brand	65.4	58.1	59.2	64.5	66.4
Esurance brand	50.0	50.0	100.0	50.0	50.0
Encompass brand	87.5	54.1	68.0	64.0	119.3
Allstate Protection	66.6	57.8	59.9	64.4	69.6
Expense ratio					
Allstate brand	27.7	29.0	28.3	26.7	26.2
Esurance brand	-	50.0	-	50.0	50.0
Encompass brand	29.2	29.2	32.0	28.0	26.9
Allstate Protection	27.6	29.1	28.4	26.9	26.4
Combined ratio					
Allstate brand	93.1	87.1	87.5	91.2	92.6
Esurance brand	50.0	100.0	100.0	100.0	100.0
Encompass brand	116.7	83.3	100.0	92.0	146.2
Allstate Protection	94.2	86.9	88.3	91.3	96.0
Effect of catastrophe losses on combined ratio					
Allstate brand	14.6	9.7	6.0	15.6	16.0
Esurance brand	-	-	-	-	-
Encompass brand	8.3	-	4.0	8.0	3.8
Allstate Protection	14.1	9.1	5.9	15.1	15.2
Effect of prior year reserve reestimates on combined ratio					
Allstate brand	1.5	0.5	(0.8)	(1.7)	(1.5)
Esurance brand	-	-	-	-	-
Encompass brand	12.6	(12.5)	4.0	(16.0)	42.3
Allstate Protection	2.1	(0.3)	(0.5)	(2.6)	1.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio					
Allstate brand	1.8	(0.2)	(0.3)	-	-
Esurance brand	-	-	-	-	-
Encompass brand	-	4.2	-	-	(3.9)
Allstate Protection	1.6	-	(0.3)	-	(0.3)

[1] Other personal lines include renter, condominium, landlord and other personal lines products.

24

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Auto					
Allstate brand combined ratio	90.6	95.3	99.0	101.2	99.0
Effect of catastrophe losses	(1.3)	(1.2)	(3.1)	(4.1)	(2.9)
Effect of prior year non-catastrophe reserve reestimates	1.6	2.0	-	0.7	(0.2)
Allstate brand underlying combined ratio *	90.9	96.1	95.9	97.8	95.9
Esurance brand combined ratio	101.0	103.9	104.7	103.0	104.6
Effect of catastrophe losses	(1.0)	(1.0)	(2.2)	(2.2)	(0.5)
Effect of prior year non-catastrophe reserve reestimates	-	2.2	1.0	1.0	1.0
Effect of amortization of purchased intangible assets	(0.2)	(0.9)	(1.5)	(1.8)	(1.5)
Esurance brand underlying combined ratio *	99.8	104.2	102.0	100.0	103.6
Encompass brand combined ratio	100.7	98.0	103.9	110.8	105.7
Effect of catastrophe losses	(2.8)	-	(3.3)	(1.9)	(1.3)
Effect of prior year non-catastrophe reserve reestimates	-	2.7	1.3	(3.8)	(1.3)
Encompass brand underlying combined ratio *	97.9	100.7	101.9	105.1	103.1
Homeowners					
Allstate brand combined ratio	93.7	68.7	75.9	97.0	93.4
Effect of catastrophe losses	(34.1)	(10.8)	(15.4)	(38.3)	(34.2)
Effect of prior year non-catastrophe reserve reestimates	1.7	1.2	0.6	(0.1)	0.2
Allstate brand underlying combined ratio *	61.3	59.1	61.1	58.6	59.4
Esurance brand combined ratio	150.0	138.5	300.0	350.0	187.5
Effect of catastrophe losses	(28.6)	(7.7)	(45.5)	(50.0)	(12.5)
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-
Esurance brand underlying combined ratio *	121.4	130.8	254.5	300.0	175.0
Encompass brand combined ratio	124.8	80.9	90.8	100.0	97.6
Effect of catastrophe losses	(54.0)	(7.8)	(17.6)	(24.0)	(30.7)
Effect of prior year non-catastrophe reserve reestimates	(0.9)	2.6	(0.9)	(0.8)	0.8
Encompass brand underlying combined ratio *	69.9	75.7	72.3	75.2	67.7
Other Personal Lines					
Allstate brand combined ratio	93.1	87.1	87.5	91.2	92.6
Effect of catastrophe losses	(14.6)	(9.7)	(6.0)	(15.6)	(16.0)
Effect of prior year non-catastrophe reserve reestimates	0.3	(0.7)	0.5	1.7	1.5
Allstate brand underlying combined ratio *	78.8	76.7	82.0	77.3	78.1
Esurance brand combined ratio	50.0	100.0	100.0	100.0	100.0
Effect of catastrophe losses	-	-	-	-	-
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-
Esurance brand underlying combined ratio *	50.0	100.0	100.0	100.0	100.0
Encompass brand combined ratio	116.7	83.3	100.0	92.0	146.2
Effect of catastrophe losses	(8.3)	-	(4.0)	(8.0)	(3.8)
Effect of prior year non-catastrophe reserve reestimates	(12.6)	16.7	(4.0)	16.0	(46.2)
Encompass brand underlying combined ratio *	95.8	100.0	92.0	100.0	96.2

25

26 March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2017 2016 2016 2016 2016 Net premiums written $ 123 $ 115 $ 123 $ 135 $ 126 Net premiums earned $ 125 $ 123 $ 127 $ 127 $ 129 Incurred losses $ 96 $ 109 $ 112 $ 135 $ 119 Expenses $ 33 $ 34 $ 34 $ 35 $ 38 Underwriting loss $ (4) $ (20) $ (19) $ (43) $ (28) Loss ratio 76.8 88.6 88.2 106.3 92.2 Expense ratio 26.4 27.7 26.8 27.6 29.5 Combined ratio 103.2 116.3 115.0 133.9 121.7 Effect of catastrophe losses on combined ratio 5.6 5.7 5.5 9.5 7.0 Effect of prior year reserve reestimates on combined ratio 1.6 4.9 10.3 18.1 15.5 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 0.8 0.8 - 0.8 2.4 (1) Commercial lines are all Allstate brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Three months ended

THE ALLSTATE CORPORATION
OTHER BUSINESS LINES PROFITABILITY MEASURES [1]

($ in millions)	Three months ended March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Other Business Lines					
Net premiums written	$ 173	$ 158	$ 185	$ 183	$ 183
Net premiums earned	$ 141	$ 145	$ 150	$ 142	$ 143
Incurred losses	(52)	(60)	(69)	(64)	(61)
Expenses	(86)	(83)	(74)	(74)	(68)
Underwriting (loss) income [2]	$ 3	$ 2	$ 7	$ 4	$ 14
Operating ratios					
Loss ratio	36.9	41.4	46.0	45.1	42.7
Expense ratio	61.0	57.2	49.3	52.1	47.5
Combined ratio	97.9	98.6	95.3	97.2	90.2
Effect of catastrophe losses on combined ratio	-	0.7	-	-	-
Effect of prior year reserve reestimates on combined ratio	-	0.7	2.0	-	-
Effect of amortization of purchased intangible assets	0.7	0.6	0.6	0.7	0.7
Allstate Roadside Services					
Net premiums written	$ 69	$ 67	$ 79	$ 77	$ 77
Net premiums earned	$ 68	$ 74	$ 81	$ 78	$ 77
Incurred losses	(31)	(38)	(48)	(42)	(40)
Expenses	(42)	(42)	(43)	(38)	(37)
Underwriting (loss) income	$ (5)	$ (6)	$ (10)	$ (2)	$ -
Operating ratios					
Loss ratio	45.6	51.3	59.2	53.9	51.9
Expense ratio	61.8	56.8	53.1	48.7	48.1
Combined ratio	107.4	108.1	112.3	102.6	100.0
Allstate Dealer Services					
Net premiums written	$ 104	$ 91	$ 106	$ 106	$ 106
Net premiums earned	$ 73	$ 71	$ 69	$ 64	$ 66
Incurred losses	(21)	(22)	(21)	(22)	(21)
Expenses	(55)	(52)	(48)	(49)	(43)
Underwriting (loss) income	$ (3)	$ (3)	$ -	$ (7)	$ 2
Operating ratios					
Loss ratio	28.8	31.0	30.4	34.4	31.8
Expense ratio	75.3	73.2	69.6	76.5	65.2
Combined ratio	104.1	104.2	100.0	110.9	97.0

(1) Other business lines primarily include Allstate Roadside Services, Allstate Dealer Services, Arity and Ivantage.

(2) Includes Ivantage underwriting gain of $11 million, $11 million, $17 million, $13 million and $12 million in the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

27

28 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Auto Annualized average premium (1) $ 989 $ 978 $ 966 $ 946 $ 927 Underlying combined ratio * 90.9 96.1 95.9 97.8 95.9 Average underlying loss (incurred pure premium) and expense * $ 899 $ 940 $ 926 $ 925 $ 889 Homeowners Annualized average premium $ 1,112 $ 1,109 $ 1,102 $ 1,098 $ 1,091 Underlying combined ratio * 61.3 59.1 61.1 58.6 59.4 Average underlying loss (incurred pure premium) and expense * $ 682 $ 655 $ 673 $ 643 $ 648 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Three months ended March 31, 2017							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 26	$ 16	61.5%	$ 3	11.5%			
Other hurricane exposure locations	983	822	83.6%	467	47.5%			
Total hurricane exposure locations [2]	1,009	838	83.1%	470	46.6%		7	4.0%
Other catastrophe exposure locations [4]	806	477	59.2%	170	21.1%		7	5.0%
Total	$ 1,815	$ 1,315	72.4%	$ 640	35.2%	28	14	4.2%

[1] **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

[2] Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

[3] Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

[4] Includes Canada.

29

30 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Allstate brand Auto $ 65 $ 59 $ 150 $ 195 $ 137 Homeowners 575 183 259 644 574 Other personal lines 59 39 24 62 63 Commercial lines 7 7 7 12 9 Other business lines - 1 - - - Total 706 289 440 913 783 Esurance brand Auto 4 4 9 9 2 Homeowners 4 1 5 5 1 Other personal lines - - - - - Total 8 5 14 14 3 Encompass brand Auto 4 - 5 3 2 Homeowners 61 9 21 29 38 Other personal lines 2 - 1 2 1 Total 67 9 27 34 41 Allstate Protection $ 781 $ 303 $ 481 $ 961 $ 827 Allstate Protection Auto $ 73 $ 63 $ 164 $ 207 $ 141 Homeowners 640 193 285 678 613 Other personal lines 61 39 25 64 64 Commercial lines 7 7 7 12 9 Other business lines - 1 - - - $ 781 $ 303 $ 481 $ 961 $ 827 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Three months ended

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
CATASTROPHE EXPERIENCE

CATASTROPHE BY SIZE OF EVENT
($ in millions)

Three months ended March 31, 2017

Size of catastrophe	Number of events			Claims and claims expense			Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	1	3.6 %	$	267	34.2 %		3.4	267
$101 million to $250 million	-	-		-	-		-	-
$50 million to $100 million	3	10.7		230	29.4		2.9	77
Less than $50 million	24	85.7		280	35.9		3.5	12
Total	28	100.0 %		777	99.5		9.8	28
Prior year reserve reestimates				4	0.5		-	
Total catastrophe losses			$	781	100.0 %		9.8	

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

	Effect of all catastrophe losses on the Property-Liability combined ratio					Premiums earned	Total catastrophe	Excludes the effect of catastrophe losses relating to earthquakes and hurricanes	
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	Total catastrophe losses by year	Effect on the Property-Liability combined ratio
2008	8.4	10.3	26.8	3.9	12.4	$ 26,967	$ 3,342	$ 1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9	28,929	1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7	30,309	1,719	1,749	5.8
2016	10.7	12.3	6.1	3.8	8.2	31,307	2,572	2,419	7.7
2017	9.8					7,959	781	775	9.7
Average	7.1	14.0	8.6	5.0	8.6				7.7

31

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Prior Year Reserve Reestimates [1]					
Auto	$ (86)	$ (114)	$ (10)	$ (36)	$ 5
Homeowners	(24)	(32)	(4)	19	(7)
Other personal lines	9	(1)	(2)	(11)	5
Commercial lines	2	6	13	23	20
Other business lines	-	1	3	-	-
Allstate Protection	(99)	(140)	-	(5)	23
Discontinued Lines and Coverages	2	3	99	2	1
Property-Liability	$ (97)	$ (137)	$ 99	$ (3)	$ 24
Allstate brand [2]	$ (105)	$ (120)	$ 3	$ (2)	$ 13
Esurance brand [2]	-	(9)	(4)	(4)	(4)
Encompass brand [2]	6	(11)	1	1	14
Allstate Protection [2]	$ (99)	$ (140)	$ -	$ (5)	$ 23
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]					
Auto	(1.0)	(1.4)	(0.1)	(0.5)	-
Homeowners	(0.3)	(0.4)	(0.1)	0.3	(0.1)
Other personal lines	0.1	-	-	(0.1)	-
Commercial lines	-	0.1	0.2	0.3	0.3
Other business lines	-	-	-	-	-
Allstate Protection	(1.2)	(1.7)	-	-	0.2
Discontinued Lines and Coverages	-	-	1.3	-	0.1
Property-Liability	(1.2)	(1.7)	1.3	-	0.3
Allstate brand [2]	(1.3)	(1.5)	-	-	0.1
Esurance brand [2]	-	(0.1)	-	-	(0.1)
Encompass brand [2]	0.1	(0.1)	-	-	0.2
Allstate Protection [2]	(1.2)	(1.7)	-	-	0.2

[1] Favorable reserve reestimates are shown in parentheses.

[2] (Favorable) unfavorable reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $2 million, $0 million, $2 million and $4 million, and $(4) million, $0 million, $1 million and $(3) million, respectively, in the three months ended March 31, 2017 and 2016, respectively.

[3] Calculated using Property-Liability premiums earned for the respective period.

32

33 2016 2015 2014 2013 2012 (net of reinsurance) Asbestos claims (1) Beginning reserves $ 912 $ 960 $ 1,014 $ 1,017 $ 1,026 $ 1,078 Incurred claims and claims expense - 67 39 87 74 26 Claims and claims expense paid (21) (115) (93) (90) (83) (78) Ending reserves $ 891 $ 912 $ 960 $ 1,014 $ 1,017 $ 1,026 Claims and claims expense paid as a percent of ending reserves 2.4% 12.6% 9.7% 8.9% 8.2% 7.6% Environmental claims (1) Beginning reserves $ 179 $ 179 $ 203 $ 208 $ 193 $ 185 Incurred claims and claims expense - 23 1 15 30 22 Claims and claims expense paid (1) (23) (25) (20) (15) (14) Ending reserves $ 178 $ 179 $ 179 $ 203 $ 208 $ 193 Claims and claims expense paid as a percent of ending reserves 0.6% 12.8% 14.0% 9.9% 7.2% 7.3% (1) The 3-year survival ratio for the combined environmental and asbestos claims was 9.2, 8.9, 10.4, 12.2, 14.4 and 14.3 for annual three-months of 2017 and year- end 2016, 2015, 2014, 2013 and 2012, respectively, and is calculated by taking the ending reserves divided by net payments made during the year. THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions) Twelve months ended December 31, Three months ended March 31, 2017

34 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Premiums $ 381 $ 364 $ 361 $ 353 $ 354 Contract charges 212 210 210 211 212 Net investment income 426 453 427 435 419 Contract benefits (474) (464) (484) (454) (455) Interest credited to contractholder funds (173) (177) (183) (179) (184) Amortization of deferred policy acquisition costs (75) (70) (68) (68) (71) Operating costs and expenses (135) (127) (126) (121) (123) Restructuring and related charges - - - (1) - Income tax expense on operations (52) (59) (43) (56) (48) Operating income 110 130 94 120 104 Realized capital gains and losses, after-tax (1) (8) (14) - (32) Valuation changes on embedded derivatives that are not hedged, after-tax - 6 - (4) (4) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (3) (1) (1) (1) (1) Gain on disposition of operations, after-tax 2 - 1 1 1 Net income applicable to common shareholders $ 108 $ 127 $ 80 $ 116 $ 68 THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SEGMENT RESULTS ($ in millions) Three months ended

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Return on Attributed Equity					
Numerator:					
Net income applicable to common shareholders [1]	$ 431	$ 391	$ 303	$ 485	$ 548
Denominator:					
Beginning attributed equity [2]	$ 7,680	$ 7,350	$ 7,475	$ 7,621	$ 7,920
Ending attributed equity	7,778	7,904	8,205	8,055	7,680
Average attributed equity [3]	$ 7,729	$ 7,627	$ 7,840	$ 7,838	$ 7,800
Return on attributed equity	5.6 %	5.1 %	3.9 %	6.2 %	7.0 %
Operating Income Return on Attributed Equity					
Numerator:					
Operating income [1]	$ 454	$ 448	$ 416	$ 460	$ 479
Denominator:					
Beginning attributed equity	$ 7,680	$ 7,350	$ 7,475	$ 7,621	$ 7,920
Unrealized net capital gains and losses	824	556	722	1,030	1,499
Adjusted beginning attributed equity	6,856	6,794	6,753	6,591	6,421
Ending attributed equity	7,778	7,904	8,205	8,055	7,680
Unrealized net capital gains and losses	790	721	1,150	1,077	824
Adjusted ending attributed equity	6,988	7,183	7,055	6,978	6,856
Average adjusted attributed equity [3]	$ 6,922	$ 6,989	$ 6,904	$ 6,785	$ 6,639
Operating income return on attributed equity	6.6 %	6.4 %	6.0 %	6.8 %	7.2 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.
(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.
(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

35

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT					
Underwritten Products					
Traditional life insurance premiums	$ 149	$ 151	$ 145	$ 139	$ 138
Accident and health insurance premiums	232	213	216	214	216
Interest-sensitive life insurance contract charges	209	206	206	208	209
	590	570	567	561	563
Annuities					
Fixed annuity contract charges	3	4	4	3	3
Total	$ 593	$ 574	$ 571	$ 564	$ 566
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL					
Allstate agencies	$ 315	$ 312	$ 308	$ 306	$ 305
Workplace enrolling agents	250	236	238	232	233
Other [(1)]	28	26	25	26	28
Total	$ 593	$ 574	$ 571	$ 564	$ 566
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [(2)]	25,970	38,614	27,481	29,839	25,458
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [(3)]	$ 107	$ 177	$ 69	$ 70	$ 82

(1) Primarily represents independent master brokerage agencies.

(2) Policies sold reduced by lapses within twelve months of sale.

(3) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

36

37 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Contractholders funds, beginning balance $ 20,260 $ 20,583 $ 20,845 $ 21,092 $ 21,295 Deposits Interest-sensitive life insurance 249 248 251 251 252 Fixed annuities 45 38 40 40 44 Total deposits 294 286 291 291 296 Interest credited 173 168 181 184 189 Benefits, withdrawals, maturities and other adjustments Benefits (233) (231) (258) (225) (252) Surrenders and partial withdrawals (253) (237) (271) (300) (245) Maturities of and interest payments on institutional products - (86) - - - Contract charges (206) (209) (208) (206) (206) Net transfers from separate accounts 2 1 2 1 1 Other adjustments 14 (15) 1 8 14 Total benefits, withdrawals, maturities and other adjustments (676) (777) (734) (722) (688) Contractholder funds, ending balance $ 20,051 $ 20,260 $ 20,583 $ 20,845 $ 21,092 THE ALLSTATE CORPORATION ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS ($ in millions) Three months ended

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Benefit spread					
Premiums	$ 381	$ 364	$ 361	$ 353	$ 354
Cost of insurance contract charges [1]	141	139	136	140	141
Contract benefits excluding the implied interest on immediate annuities with life contingencies [2]	(348)	(336)	(358)	(325)	(327)
Total benefit spread	174	167	139	168	168
Investment spread					
Net investment income	426	453	427	435	419
Implied interest on immediate annuities with life contingencies [2]	(126)	(128)	(126)	(129)	(128)
Interest credited to contractholder funds	(173)	(168)	(183)	(185)	(190)
Total investment spread	127	157	118	121	101
Surrender charges and contract maintenance expense fees [1]	71	71	74	71	71
Realized capital gains and losses	(1)	(11)	(21)	-	(49)
Amortization of deferred policy acquisition costs	(79)	(71)	(70)	(69)	(73)
Operating costs and expenses	(135)	(127)	(126)	(121)	(123)
Restructuring and related charges	-	-	-	(1)	-
Gain on disposition of operations	2	1	1	1	2
Income tax expense	(51)	(60)	(35)	(54)	(29)
Net income applicable to common shareholders	$ 108	$ 127	$ 80	$ 116	$ 68
Benefit spread by product group					
Life insurance	$ 76	$ 78	$ 64	$ 85	$ 80
Accident and health insurance	113	105	103	108	105
Annuities	(15)	(16)	(28)	(25)	(17)
Total benefit spread	$ 174	$ 167	$ 139	$ 168	$ 168
Investment spread by product group					
Life insurance	$ 32	$ 33	$ 30	$ 29	$ 34
Accident and health insurance	4	4	4	4	4
Annuities and institutional products	28	51	25	35	17
Net investment income on investments supporting capital	63	60	59	59	52
Investment spread before valuation changes on embedded derivatives that are not hedged	127	148	118	127	107
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	9	-	(6)	(6)
Total investment spread	$ 127	$ 157	$ 118	$ 121	$ 101
[1] **Reconciliation of contract charges**					
Cost of insurance contract charges	$ 141	$ 139	$ 136	$ 140	$ 141
Surrender charges and contract maintenance expense fees	71	71	74	71	71
Total contract charges	$ 212	$ 210	$ 210	$ 211	$ 212
[2] **Reconciliation of contract benefits**					
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (348)	$ (336)	$ (358)	$ (325)	$ (327)
Implied interest on immediate annuities with life contingencies	(126)	(128)	(126)	(129)	(128)
Total contract benefits	$ (474)	$ (464)	$ (484)	$ (454)	$ (455)

38

39 Weighted average Weighted average Weighted average Weighted average Weighted average Weighted average investment yield interest crediting rate investment spreads investment yield interest crediting rate investment spreads Interest-sensitive life insurance 5.0% 3.8% 1.2% 5.0% 3.9% 1.1 % Deferred fixed annuities and institutional products 4.4 2.8 1.6 4.0 2.8 1.2 Immediate fixed annuities with and without life contingencies 6.3 5.9 0.4 6.0 5.9 0.1 Investments supporting capital, traditional life and other products 3.9 n/a n/a 3.8 n/a n/a THE ALLSTATE CORPORATION ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS Three months ended March 31, 2017 Three months ended March 31, 2016

40 Twelve months ended March 31, 2017 Attributed equity Reserves and excluding unrealized March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2017 2016 2016 2016 2016 Underwritten products Life insurance $ 10,891 $ 2,413 $ 254 10.4% 9.9% 10.1% 10.8% 11.1 % Accident and health insurance 876 684 85 12.8 13.2 12.8 12.4 12.2 Subtotal 11,767 3,097 339 11.0 10.6 10.6 11.1 11.3 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,033 2,055 (14) (0.8) (0.8) (1.7) (0.9) (0.2) Standard structured settlements and SPIA (2) 6,534 1,222 62 4.9 4.3 2.2 4.1 4.9 Subtotal (6) 11,567 3,277 48 1.5 1.2 (0.1) 1.1 2.0 Deferred Annuities 8,940 614 66 10.3 9.7 9.6 10.0 10.4 Institutional products - - 1 Subtotal 20,507 3,891 115 2.9 2.7 1.8 2.9 3.7 Total Allstate Financial $ 32,274 $ 6,988 $ 454 6.6 6.4 6.0 6.8 7.2 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 62 $ 19 $ 29 $ 110 Realized capital gains and losses, after-tax 1 - (2) (1) Valuation changes on embedded derivatives that are not hedged, after-tax - - - - DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (3) - - (3) Gain on disposition of operations, after-tax - - 2 2 Net income applicable to common shareholders $ 60 $ 19 $ 29 $ 108 (1) (2) (3) (4) (5) (6) THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of March 31, 2017 Three months ended March 31, 2017 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans. Of the total immediate annuities, $8,594 are reported in reserve for life-contingent contract benefits and $2,973 are reported in contractholder funds. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

41 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT Underwritten products Life insurance 2,474 2,476 2,475 2,478 2,467 Accident and health insurance 3,533 3,300 3,275 3,294 3,278 6,007 5,776 5,750 5,772 5,745 Annuities Deferred annuities 152 156 160 163 168 Immediate annuities 96 97 98 100 101 248 253 258 263 269 Total 6,255 6,029 6,008 6,035 6,014 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS Allstate Agencies (2) 1,925 1,928 1,924 1,924 1,922 Allstate Benefits 3,995 3,758 3,736 3,755 3,729 Other (3) 335 343 348 356 363 Total 6,255 6,029 6,008 6,035 6,014 (1) (2) (3) Primarily business sold by banks/broker-dealers, independent master brokerage agencies and specialized structured settlement brokers. Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line. Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1) (in thousands)

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended March 31, 2017				For the three months ended March 31, 2016			
	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment
Premiums	$ 140	$ 241	$ -	$ 381	$ 130	$ 224	$ -	$ 354
Contract charges	181	28	3	212	182	27	3	212
Net investment income	120	17	289	426	120	18	281	419
Contract benefits	(195)	(136)	(143)	(474)	(180)	(128)	(147)	(455)
Interest credited to contractholder funds	(69)	(9)	(95)	(173)	(70)	(9)	(105)	(184)
Amortization of deferred policy acquisition costs	(32)	(41)	(2)	(75)	(31)	(38)	(2)	(71)
Operating costs and expenses	(59)	(67)	(9)	(135)	(56)	(59)	(8)	(123)
Income tax expense on operations	(27)	(11)	(14)	(52)	(29)	(12)	(7)	(48)
Operating income	59	22	29	110	66	23	15	104
Realized capital gains and losses, after-tax	1	-	(2)	(1)	(8)	(3)	(21)	(32)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-	-	(4)	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	-	(3)	(1)	-	-	(1)
Gain on disposition of operations, after-tax	-	-	2	2	-	-	1	1
Net income applicable to common shareholders	$ 57	$ 22	$ 29	$ 108	$ 57	$ 20	$ (9)	$ 68
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 140	$ 9	$ -	$ 149	$ 130	$ 8	$ -	$ 138
Accident and health insurance	-	232	-	232	-	216	-	216
Interest-sensitive life insurance contract charges	181	28	-	209	182	27	-	209
	321	269	-	590	312	251	-	563
Annuities								
Fixed annuity contract charges	-	-	3	3	-	-	3	3
Total life and annuity premiums and contract charges	$ 321	$ 269	$ 3	$ 593	$ 312	$ 251	$ 3	$ 566
Benefit Spread by Product Group								
Life Insurance	$ 71	$ 5	$ -	$ 76	$ 75	$ 5	$ -	$ 80
Accident and health insurance	(2)	115	-	113	-	105	-	105
Annuities	-	-	(15)	(15)	-	-	(17)	(17)
Total benefit spread	$ 69	$ 120	$ (15)	$ 174	$ 75	$ 110	$ (17)	$ 168
Investment Spread by Product Group								
Life insurance	$ 29	$ 3	$ -	$ 32	$ 32	$ 2	$ -	$ 34
Accident and health insurance	2	2	-	4	1	3	-	4
Annuities and institutional products	-	-	28	28	-	-	17	17
Net investment income on investments supporting capital	20	3	40	63	17	4	31	52
Investment spread before valuation changes on embedded derivatives that are not hedged	51	8	68	127	50	9	48	107
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	-	-	-	-	-	(6)	(6)
Total investment spread	$ 51	$ 8	$ 68	$ 127	$ 50	$ 9	$ 42	$ 101

42

43 March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2016 2016 2016 2016 Net investment income $ 11 $ 10 $ 11 $ 11 $ 10 Operating costs and expenses (8) (9) (7) (7) (6) Interest expense (85) (77) (73) (72) (73) Income tax benefit on operations 30 29 26 26 25 Preferred stock dividends (29) (29) (29) (29) (29) Operating loss (81) (76) (72) (71) (73) Realized capital gains and losses, after-tax - (1) - (1) - Business combination expenses, after-tax (1) (13) - - - - Net loss applicable to common shareholders $ (94) $ (77) $ (72) $ (72) $ (73) (1) Relates to SquareTrade acquisition on January 3, 2017. THE ALLSTATE CORPORATION CORPORATE AND OTHER SEGMENT RESULTS ($ in millions) Three months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

PROPERTY-LIABILITY

	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 4,623	$ 4,447	$ 4,798	$ 4,612	$ 4,466
Taxable	26,754	25,855	26,968	25,139	24,615
Equity securities, at fair value [1]	4,012	4,074	3,604	3,632	3,709
Mortgage loans	279	280	270	313	294
Limited partnership interests [2]	3,122	3,042	2,913	2,842	2,688
Short-term, at fair value	1,592	3,405	917	1,619	1,452
Other	1,618	1,619	1,587	1,532	1,512
Total	$ 42,000	$ 42,722	$ 41,057	$ 39,689	$ 38,736
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,635	$ 4,498	$ 4,726	$ 4,509	$ 4,384
Taxable	26,529	25,706	26,447	24,746	24,454
Ratio of fair value to amortized cost	100.7%	100.3%	101.9%	101.7%	100.8%
Equity securities, cost	$ 3,526	$ 3,671	$ 3,212	$ 3,337	$ 3,417
Short-term, amortized cost	1,592	3,405	917	1,619	1,452

ALLSTATE FINANCIAL

	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ -	$ -	$ 1	$ 2	$ 2
Taxable	25,072	25,578	26,225	26,169	25,858
Equity securities, at fair value [1]	1,670	1,589	1,681	1,630	1,405
Mortgage loans	4,070	4,206	4,126	4,140	4,008
Limited partnership interests [2]	2,860	2,771	2,674	2,564	2,399
Short-term, at fair value	818	609	733	1,197	1,626
Other	2,120	2,087	2,076	2,058	2,038
Total	$ 36,610	$ 36,840	$ 37,516	$ 37,760	$ 37,336
Fixed income securities, amortized cost:					
Tax-exempt	$ 1	$ -	$ 1	$ 2	$ 2
Taxable	23,860	24,424	24,330	24,357	24,481
Ratio of fair value to amortized cost	105.1%	104.7%	107.8%	107.4%	105.6%
Equity securities, cost	$ 1,497	$ 1,483	$ 1,585	$ 1,584	$ 1,372
Short-term, amortized cost	818	609	733	1,197	1,626

CORPORATE AND OTHER

	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 541	$ 535	$ 600	$ 609	$ 591
Taxable	1,646	1,424	1,714	1,598	1,759
Equity securities, at fair value	3	3	3	3	3
Mortgage loans	-	-	-	-	-
Limited partnership interests	-	1	1	1	4
Short-term, at fair value	343	274	213	34	448
Other	-	-	-	-	-
Total	$ 2,533	$ 2,237	$ 2,531	$ 2,245	$ 2,805
Fixed income securities, amortized cost:					
Tax-exempt	$ 529	$ 527	$ 580	$ 585	$ 569
Taxable	1,640	1,421	1,691	1,571	1,737
Ratio of fair value to amortized cost	100.8%	100.6%	101.9%	102.4%	101.9%
Equity securities, cost	$ 3	$ 3	$ 3	$ 3	$ 3
Short-term, amortized cost	343	274	213	34	448

CONSOLIDATED

	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 5,164	$ 4,982	$ 5,399	$ 5,223	$ 5,059
Taxable	53,472	52,857	54,907	52,906	52,232
Equity securities, at fair value	5,685	5,666	5,288	5,265	5,117
Mortgage loans	4,349	4,486	4,396	4,453	4,302
Limited partnership interests	5,982	5,814	5,588	5,407	5,091
Short-term, at fair value	2,753	4,288	1,863	2,850	3,526
Other	3,738	3,706	3,663	3,590	3,550
Total	$ 81,143	$ 81,799	$ 81,104	$ 79,694	$ 78,877
Fixed income securities, amortized cost:					
Tax-exempt	$ 5,165	$ 5,025	$ 5,307	$ 5,096	$ 4,955
Taxable	52,029	51,551	52,468	50,674	50,672
Ratio of fair value to amortized cost	102.5%	102.2%	104.4%	104.2%	103.0%
Equity securities, cost	$ 5,026	$ 5,157	$ 4,800	$ 4,924	$ 4,792
Short-term, amortized cost	2,753	4,288	1,863	2,850	3,526

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) As of March 31, 2017, we have commitments to invest in additional limited partnership interests totaling $1.54 billion, $1.43 billion and $2.97 billion for Property-Liability, Allstate Financial, and in Total, respectively.

44

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	March 31, 2017			December 31, 2016			September 30, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 66	$ 4,395	101.5	$ 65	$ 3,637	101.8	$ 105	$ 4,304	102.5
Municipal	258	7,507	103.6	217	7,333	103.0	470	7,902	106.3
Corporate	992	43,535	102.3	859	43,601	102.0	1,804	44,474	104.2
Foreign government	32	1,027	103.2	32	1,075	103.1	59	1,119	105.6
Asset-backed securities ("ABS")	3	1,265	100.2	2	1,171	100.2	(3)	1,390	99.8
Residential mortgage-backed securities ("RMBS")	83	672	114.1	77	728	111.8	82	778	111.8
Commercial mortgage-backed securities ("CMBS")	5	211	102.4	8	270	103.1	11	315	103.6
Redeemable preferred stock	3	24	114.3	3	24	114.3	3	24	114.3
Total fixed income securities	1,442	58,636	102.5	1,263	57,839	102.2	2,531	60,306	104.4
Equity securities	659	5,685	113.1	509	5,666	109.9	488	5,288	110.2
Short-term investments	-	2,753	100.0	-	4,288	100.0	-	1,863	100.0
Derivatives	-	108	n/a	2	111	n/a	1	85	n/a
EMA limited partnership interests [(2)]	-	n/a	n/a	(4)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,101			1,770			3,015		
Amounts recognized for:									
Insurance reserves [(3)]	-			-			-		
DAC and DSI [(4)]	(165)			(146)			(216)		
Amounts recognized	(165)			(146)			(216)		
Deferred income taxes	(680)			(571)			(982)		
Unrealized net capital gains and losses, after-tax	$ 1,256			$ 1,053			$ 1,817		

	June 30, 2016			March 31, 2016			December 31, 2015		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 122	$ 3,523	103.6	$ 114	$ 3,504	103.4	$ 86	$ 3,922	102.2
Municipal	532	7,818	107.3	442	7,616	106.2	369	7,401	105.2
Corporate	1,566	42,700	103.8	989	41,272	102.5	153	41,827	100.4
Foreign government	61	1,152	105.6	55	1,054	105.5	50	1,033	105.1
ABS	(11)	1,726	99.4	(27)	2,499	98.9	(32)	2,327	98.6
RMBS	70	818	109.4	68	875	108.4	90	947	110.5
CMBS	16	368	104.5	20	447	104.7	28	466	106.4
Redeemable preferred stock	3	24	114.3	3	24	114.3	3	25	113.6
Total fixed income securities	2,359	58,129	104.2	1,664	57,291	103.0	747	57,948	101.3
Equity securities	341	5,265	106.9	325	5,117	106.8	276	5,082	105.7
Short-term investments	-	2,850	100.0	-	3,526	100.0	-	2,122	100.0
Derivatives	2	71	n/a	4	58	n/a	6	53	n/a
EMA limited partnership interests [(2)]	(5)	n/a	n/a	(5)	n/a	n/a	(4)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,697			1,988			1,025		
Amounts recognized for:									
Insurance reserves [(3)]	-			-			-		
DAC and DSI [(4)]	(195)			(138)			(67)		
Amounts recognized	(195)			(138)			(67)		
Deferred income taxes	(878)			(650)			(338)		
Unrealized net capital gains and losses, after-tax	$ 1,624			$ 1,200			$ 620		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

45

THE ALLSTATE CORPORATION
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
NET INVESTMENT INCOME					
Fixed income securities	$ 518	$ 514	$ 508	$ 520	$ 518
Equity securities	44	34	31	44	28
Mortgage loans	55	55	56	53	53
Limited partnership interests ("LP")	120	178	136	126	121
Short-term	6	5	4	3	4
Other	56	59	55	57	51
Investment income, before expense	799	845	790	803	775
Less: Investment expense	(51)	(44)	(42)	(41)	(44)
Net investment income	$ 748	$ 801	$ 748	$ 762	$ 731
Interest-bearing investments [1]	$ 625	$ 622	$ 613	$ 623	$ 618
Equity securities	44	34	31	44	28
LP and other alternative investments [2]	130	189	146	136	129
Investment income, before expense	$ 799	$ 845	$ 790	$ 803	$ 775
PRE-TAX YIELDS [3]					
Fixed income securities	3.6 %	3.6 %	3.6 %	3.7 %	3.7 %
Equity securities	3.5	2.7	2.5	3.7	2.3
Mortgage loans	4.9	5.0	5.0	4.9	4.9
Limited partnership interests	8.1	12.5	9.9	9.6	9.7
Total portfolio	4.0	4.2	4.0	4.1	4.0
Interest-bearing investments	3.7	3.7	3.7	3.8	3.7
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE					
Impairment write-downs	$ (43)	$ (49)	$ (63)	$ (63)	$ (59)
Change in intent write-downs	(16)	(21)	(10)	(16)	(22)
Net other-than-temporary impairment losses recognized in earnings	(59)	(70)	(73)	(79)	(81)
Sales and other	208	47	121	104	(59)
Valuation and settlements of derivative instruments	(15)	25	(15)	(1)	(9)
Total	$ 134	$ 2	$ 33	$ 24	$ (149)
TOTAL RETURN ON INVESTMENT PORTFOLIO [4]					
Income	0.9 %	1.0 %	0.9 %	1.0 %	0.9 %
Valuation	0.7	(1.7)	0.4	0.9	1.1
Total	1.6 %	(0.7) %	1.3 %	1.9 %	2.0 %
AVERAGE INVESTMENT BALANCES (in billions) [5]	$ 79.5	$ 79.1	$ 77.5	$ 76.9	$ 76.8

(1) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprise limited partnership interests and other alternative investments, including real estate, timber and agriculture-related investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(4) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances.

(5) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

46

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
NET INVESTMENT INCOME					
Fixed income securities:					
Tax-exempt	$ 22	$ 23	$ 23	$ 23	$ 23
Taxable	204	200	192	198	200
Equity securities	29	24	21	30	20
Mortgage loans	3	3	3	3	3
Limited partnership interests	55	82	69	60	58
Short-term	4	3	3	1	2
Other	22	24	22	23	20
Investment income, before expense	339	359	333	338	326
Less: Investment expense	(28)	(21)	(23)	(22)	(24)
Net investment income	$ 311	$ 338	$ 310	$ 316	$ 302
Net investment income, after-tax	$ 212	$ 231	$ 211	$ 215	$ 206
Interest-bearing investments	$ 249	$ 246	$ 238	$ 241	$ 243
Equity securities	29	24	21	30	20
LP and other alternative investments	61	89	74	67	63
Investment income, before expense	$ 339	$ 359	$ 333	$ 338	$ 326
PRE-TAX YIELDS					
Fixed income securities:					
Tax-exempt	1.9 %	2.0 %	2.0 %	2.1 %	2.1 %
Equivalent yield for tax-exempt	2.8	2.9	2.9	3.1	3.1
Taxable	3.1	3.1	3.0	3.2	3.2
Equity securities	3.3	2.8	2.6	3.6	2.4
Mortgage loans	3.8	3.9	3.7	3.9	4.0
Limited partnership interests	7.1	11.0	9.6	8.6	8.9
Total portfolio	3.2	3.4	3.3	3.5	3.3
Interest-bearing investments	2.9	2.9	2.9	3.0	3.0
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE					
Fixed income securities:					
Tax-exempt	$ (2)	$ (9)	$ 8	$ 4	$ 3
Taxable	14	(17)	9	20	(47)
Equity securities	106	49	42	15	(60)
Limited partnership interests	27	(29)	13	(10)	13
Derivatives and other	(10)	20	(19)	(3)	(8)
Total	$ 135	$ 14	$ 53	$ 26	$ (99)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE					
Impairment write-downs	$ (22)	$ (27)	$ (26)	$ (42)	$ (35)
Change in intent write-downs	(13)	(17)	(8)	(12)	(19)
Net other-than-temporary impairment losses recognized in earnings	(35)	(44)	(34)	(54)	(54)
Sales and other	180	43	101	82	(41)
Valuation and settlements of derivative instruments	(10)	15	(14)	(2)	(4)
Total	$ 135	$ 14	$ 53	$ 26	$ (99)
AVERAGE INVESTMENT BALANCES (in billions)	$ 41.8	$ 41.1	$ 39.5	$ 38.5	$ 38.3

47

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
NET INVESTMENT INCOME					
Fixed income securities	$ 281	$ 280	$ 282	$ 288	$ 284
Equity securities	15	10	10	14	8
Mortgage loans	52	52	53	50	50
Limited partnership interests	65	96	67	66	63
Short-term	1	2	1	1	2
Other	33	34	32	33	30
Investment income, before expense	447	474	445	452	437
Less: Investment expense	(21)	(21)	(18)	(17)	(18)
Net investment income	$ 426	$ 453	$ 427	$ 435	$ 419
Net investment income, after-tax	$ 277	$ 294	$ 278	$ 282	$ 273
Interest-bearing investments	$ 363	$ 364	$ 363	$ 369	$ 363
Equity securities	15	10	10	14	8
LP and other alternative investments	69	100	72	69	66
Investment income, before expense	$ 447	$ 474	$ 445	$ 452	$ 437
PRE-TAX YIELDS					
Fixed income securities	4.7 %	4.6 %	4.6 %	4.7 %	4.6 %
Equity securities	4.0	2.6	2.5	3.9	2.1
Mortgage loans	5.0	5.0	5.1	4.9	4.9
Limited partnership interests	9.3	14.1	10.2	10.7	10.7
Total portfolio	5.0	5.3	4.9	5.0	4.8
Interest-bearing investments	4.7	4.7	4.6	4.6	4.6
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE					
Fixed income securities	$ (7)	$ (16)	$ (19)	$ (1)	$ (26)
Equity securities	-	8	3	(4)	(30)
Mortgage loans	-	(1)	-	1	-
Limited partnership interests	13	(17)	(1)	-	13
Derivatives and other	(7)	15	(4)	4	(6)
Total	$ (1)	$ (11)	$ (21)	$ -	$ (49)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE					
Impairment write-downs	$ (21)	$ (22)	$ (37)	$ (18)	$ (24)
Change in intent write-downs	(3)	(4)	(2)	(4)	(3)
Net other-than-temporary impairment losses recognized in earnings	(24)	(26)	(39)	(22)	(27)
Sales and other	28	5	19	21	(17)
Valuation and settlements of derivative instruments	(5)	10	(1)	1	(5)
Total	$ (1)	$ (11)	$ (21)	$ -	$ (49)
AVERAGE INVESTMENT BALANCES (in billions)	$ 35.4	$ 35.6	$ 35.7	$ 35.9	$ 35.9

48

THE ALLSTATE CORPORATION
CONSOLIDATED INVESTMENT POSITION AND RESULTS BY STRATEGY
($ in millions)

	As of or for the three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
MARKET-BASED ("MB") [1]					
Investment Position					
Interest-bearing investments	$ 68,836	$ 69,688	$ 69,579	$ 68,357	$ 68,001
Equity securities	5,578	5,567	5,194	5,192	5,032
LP and other alternative investments [2]	555	535	481	405	403
Total	$ 74,969	$ 75,790	$ 75,254	$ 73,954	$ 73,436
Investment income					
Interest-bearing investments	$ 624	$ 622	$ 611	$ 618	$ 614
Equity securities	35	34	31	44	28
LP and other alternative investments	-	(1)	1	-	-
Investment income, before expense	659	655	643	662	642
Investee level expenses [3]	(1)	(1)	(1)	(1)	(1)
Income for yield calculation	$ 658	$ 654	$ 642	$ 661	$ 641
Market-based pre-tax yield	3.6 %	3.6 %	3.6 %	3.7 %	3.6 %
Interest-bearing investments pre-tax yield	3.7	3.7	3.7	3.7	3.7
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (36)	$ (26)	$ (37)	$ (50)	$ (31)
Change in intent write-downs	(16)	(21)	(10)	(16)	(21)
Net other-than-temporary impairment losses recognized in earnings	(52)	(47)	(47)	(66)	(52)
Sales and other	208	43	118	123	(80)
Valuation and settlements of derivative instruments	(10)	13	(13)	(5)	(6)
Total	$ 146	$ 9	$ 58	$ 52	$ (138)
PERFORMANCE-BASED ("PB") [4]					
Investment Position					
Interest-bearing investments	$ 108	$ 113	$ 130	$ 162	$ 162
Equity securities	107	99	94	73	85
LP and other alternative investments	5,959	5,797	5,626	5,505	5,194
Total	$ 6,174	$ 6,009	$ 5,850	$ 5,740	$ 5,441
Investment income					
Interest-bearing investments	$ 1	$ -	$ 2	$ 5	$ 4
Equity securities	9	-	-	-	-
LP and other alternative investments	130	190	145	136	129
Subtotal	140	190	147	141	133
Investee level expenses	(9)	(8)	(8)	(8)	(8)
Income for yield calculation	$ 131	$ 182	$ 139	$ 133	$ 125
Performance-based pre-tax yield	8.7 %	12.3 %	9.7 %	9.5 %	9.3 %
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (7)	$ (23)	$ (26)	$ (13)	$ (28)
Change in intent write-downs	-	-	-	-	(1)
Net other-than-temporary impairment losses recognized in earnings	(7)	(23)	(26)	(13)	(29)
Sales and other	-	4	3	(19)	21
Valuation and settlements of derivative instruments	(5)	12	(2)	4	(3)
Total	$ (12)	$ (7)	$ (25)	$ (28)	$ (11)

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Market-based investments include publicly traded equity securities classified as limited partnerships.

(3) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate, timber and other consolidated investments.

(4) Performance-based strategy seeks to deliver attractive risk-adjusted returns and to replace market risk with idiosyncratic risk primarily through investments in private equity, real estate, infrastructure, timber and agriculture-related assets.

49

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
INVESTMENT POSITION AND RESULTS BY STRATEGY
($ in millions)

	As of or for the three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
MARKET-BASED					
Investment Position					
Interest-bearing investments	$ 34,389	$ 35,138	$ 34,057	$ 32,729	$ 31,852
Equity securities	3,956	4,022	3,554	3,589	3,660
LP and other alternative investments	376	369	333	282	277
Total	$ 38,721	$ 39,529	$ 37,944	$ 36,600	$ 35,789
Investment income					
Interest-bearing investments	$ 248	$ 247	$ 236	$ 239	$ 240
Equity securities	24	24	21	30	20
LP and other alternative investments	-	(1)	-	-	-
Investment income, before expense	272	270	257	269	260
Investee level expenses	(1)	(1)	(1)	(1)	(1)
Income for yield calculation	$ 271	$ 269	$ 256	$ 268	$ 259
Market-based pre-tax yield	2.8 %	2.8 %	2.8 %	3.0 %	2.9 %
Interest-bearing investments pre-tax yield	2.9	2.9	2.9	3.0	3.0
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (18)	$ (13)	$ (14)	$ (25)	$ (22)
Change in intent write-downs	(13)	(17)	(8)	(12)	(18)
Net other-than-temporary impairment losses recognized in earnings	(31)	(30)	(22)	(37)	(40)
Sales and other	181	39	98	87	(48)
Valuation and settlements of derivative instruments	(9)	10	(13)	(4)	(3)
Total	$ 141	$ 19	$ 63	$ 46	$ (91)
PERFORMANCE-BASED					
Investment Position					
Interest-bearing investments	$ 94	$ 95	$ 109	$ 129	$ 128
Equity securities	56	52	50	43	49
LP and other alternative investments	3,129	3,046	2,954	2,917	2,770
Total	$ 3,279	$ 3,193	$ 3,113	$ 3,089	$ 2,947
Investment income					
Interest-bearing investments	$ 1	$ (1)	$ 2	$ 2	$ 3
Equity securities	5	-	-	-	-
LP and other alternative investments	61	90	74	67	63
Subtotal	67	89	76	69	66
Investee level expenses	(5)	(4)	(4)	(3)	(4)
Income for yield calculation	$ 62	$ 85	$ 72	$ 66	$ 62
Performance-based pre-tax yield	7.7 %	11.0 %	9.5 %	8.7 %	8.4 %
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (4)	$ (14)	$ (12)	$ (17)	$ (13)
Change in intent write-downs	-	-	-	-	(1)
Net other-than-temporary impairment losses recognized in earnings	(4)	(14)	(12)	(17)	(14)
Sales and other	(1)	4	3	(5)	7
Valuation and settlements of derivative instruments	(1)	5	(1)	2	(1)
Total	$ (6)	$ (5)	$ (10)	$ (20)	$ (8)

50

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
INVESTMENT POSITION AND RESULTS BY STRATEGY
($ in millions)

	As of or for the three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
MARKET-BASED					
Investment Position					
Interest-bearing investments	$ 31,917	$ 32,317	$ 32,995	$ 33,387	$ 33,351
Equity securities	1,619	1,542	1,637	1,600	1,369
LP and other alternative investments	179	165	147	122	122
Total	$ 33,715	$ 34,024	$ 34,779	$ 35,109	$ 34,842
Investment income					
Interest-bearing investments	$ 363	$ 363	$ 363	$ 366	$ 362
Equity securities	11	10	10	14	8
LP and other alternative investments	-	-	1	-	-
Investment income, before expense	374	373	374	380	370
Investee level expenses	-	-	-	-	-
Income for yield calculation	$ 374	$ 373	$ 374	$ 380	$ 370
Market-based pre-tax yield	4.6 %	4.5 %	4.5 %	4.6 %	4.4 %
Interest-bearing investments pre-tax yield	4.7	4.7	4.6	4.6	4.5
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (18)	$ (13)	$ (23)	$ (22)	$ (9)
Change in intent write-downs	(3)	(4)	(2)	(4)	(3)
Net other-than-temporary impairment losses recognized in earnings	(21)	(17)	(25)	(26)	(12)
Sales and other	27	5	19	35	(31)
Valuation and settlements of derivative instruments	(1)	3	-	(1)	(3)
Total	$ 5	$ (9)	$ (6)	$ 8	$ (46)
PERFORMANCE-BASED					
Investment Position					
Interest-bearing investments	$ 14	$ 18	$ 21	$ 33	$ 34
Equity securities	51	47	44	30	36
LP and other alternative investments	2,830	2,751	2,672	2,588	2,424
Total	$ 2,895	$ 2,816	$ 2,737	$ 2,651	$ 2,494
Investment income					
Interest-bearing investments	$ -	$ 1	$ -	$ 3	$ 1
Equity securities	4	-	-	-	-
LP and other alternative investments	69	100	71	69	66
Subtotal	73	101	71	72	67
Investee level expenses	(4)	(4)	(4)	(5)	(4)
Income for yield calculation	$ 69	$ 97	$ 67	$ 67	$ 63
Performance-based pre-tax yield	9.8 %	13.8 %	10.0 %	10.4 %	10.4 %
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (3)	$ (9)	$ (14)	$ 4	$ (15)
Change in intent write-downs	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(3)	(9)	(14)	4	(15)
Sales and other	1	-	-	(14)	14
Valuation and settlements of derivative instruments	(4)	7	(1)	2	(2)
Total	$ (6)	$ (2)	$ (15)	$ (8)	$ (3)

51

THE ALLSTATE CORPORATION
PERFORMANCE-BASED INVESTMENTS
($ in millions)

	As of or for the three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Investment position					
Limited partnerships					
Private equity [1]	$ 4,139	$ 4,031	$ 3,839	$ 3,663	$ 3,324
Real estate [2]	1,140	1,102	1,130	1,204	1,229
Timber and agriculture-related [3]	185	179	171	170	170
PB - limited partnerships	5,464	5,312	5,140	5,037	4,723
Non-LP					
Private equity	161	151	165	179	190
Real estate	384	380	380	358	361
Timber and agriculture-related	165	166	165	166	167
PB - non-LP	710	697	710	703	718
Total					
Private equity	4,300	4,182	4,004	3,842	3,514
Real estate	1,524	1,482	1,510	1,562	1,590
Timber and agriculture-related	350	345	336	336	337
Total PB	$ 6,174	$ 6,009	$ 5,850	$ 5,740	$ 5,441
Investment income					
Limited partnerships					
Private equity	$ 114	$ 145	$ 112	$ 113	$ 85
Real estate	4	35	23	12	33
Timber and agriculture-related	2	(1)	-	1	3
PB - limited partnerships	120	179	135	126	121
Non-LP					
Private equity	9	1	2	4	2
Real estate	10	9	8	8	8
Timber and agriculture-related	1	1	2	3	2
PB - non-LP	20	11	12	15	12
Total					
Private equity	123	146	114	117	87
Real estate	14	44	31	20	41
Timber and agriculture-related	3	-	2	4	5
Total PB	$ 140	$ 190	$ 147	$ 141	$ 133
Investee level expenses	$ (9)	$ (8)	$ (8)	$ (8)	$ (8)
Realized capital gains and losses					
Limited partnerships					
Private equity	$ (10)	$ (26)	$ (23)	$ (20)	$ 12
Real estate	1	2	2	-	1
Timber and agriculture-related	-	-	-	-	-
PB - limited partnerships	(9)	(24)	(21)	(20)	13
Non-LP					
Private equity	(4)	16	(4)	(8)	(25)
Real estate	-	1	-	-	1
Timber and agriculture-related	1	-	-	-	-
PB - non-LP	(3)	17	(4)	(8)	(24)
Total					
Private equity	(14)	(10)	(27)	(28)	(13)
Real estate	1	3	2	-	2
Timber and agriculture-related	1	-	-	-	-
Total PB	$ (12)	$ (7)	$ (25)	$ (28)	$ (11)
Pre-Tax Yield	8.7 %	12.3 %	9.7 %	9.5 %	9.3 %
Internal Rate of Return [4]					
10 Year	9.5 %	10.1 %	10.1 %	10.2 %	10.5 %
5 Year	11.9	12.0	11.7	12.0	12.7

(1) Includes Private equity on page 53, excluding Timber and agriculture-related.
(2) Includes Real estate on page 53.
(3) Includes Timber and agriculture-related reflected in Private equity on page 53.
(4) The internal rate of return ("IRR") for our performance-based investments is one of the measures we use to evaluate the strategy's performance. The IRR represents the rate of return on the investments considering the cash flows and the estimated value of investment holdings. Until an investment is fully liquidated, through final distribution or disposal, the IRR is an interim estimated return. Our IRR calculation method may differ from those used by other investors. Our perfomance-based portfolio is diversified by asset type and vintage year. The IRR calculation includes cash flows paid or received related to PB investments during the measurement period, and valuation of investment holdings at the beginning and end of the measurement period. The timing and amount of cash flows and changes in estimated values could have a significant impact on the IRR. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

52

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INTERESTS
($ in millions)

	As of or for the three months ended				
	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Investment position					
Accounting basis					
Cost method	$ 1,293	$ 1,282	$ 1,375	$ 1,284	$ 1,193
Equity method ("EMA") [1]	4,689	4,532	4,213	4,123	3,898
Total	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Cost method-fair value [2]	$ 1,525	$ 1,493	$ 1,600	$ 1,511	$ 1,466
Underlying investment					
Private equity	$ 4,324	$ 4,210	$ 4,010	$ 3,833	$ 3,494
Real estate	1,140	1,102	1,130	1,204	1,229
Other	518	502	448	370	368
Total	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Segment					
Property-Liability	$ 3,122	$ 3,042	$ 2,913	$ 2,842	$ 2,688
Allstate Financial	2,860	2,771	2,674	2,564	2,399
Corporate and Other	-	1	1	1	4
Total	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Total Income					
Accounting basis					
Cost method	$ 37	$ 26	$ 43	$ 47	$ 39
Equity method	83	152	93	79	82
Total	$ 120	$ 178	$ 136	$ 126	$ 121
Underlying investment					
Private equity	$ 116	$ 144	$ 112	$ 114	$ 88
Real estate	4	35	23	12	33
Other	-	(1)	1	-	-
Total	$ 120	$ 178	$ 136	$ 126	$ 121
Segment					
Property-Liability	$ 55	$ 82	$ 69	$ 60	$ 58
Allstate Financial	65	96	67	66	63
Corporate and Other	-	-	-	-	-
Total	$ 120	$ 178	$ 136	$ 126	$ 121

(1) As of March 31, 2017, valuations of EMA limited partnerships include approximately $611 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

53

54 Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and the amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "SquareTrade Profitability Measures" and "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios". Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - business combination expenses and the amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.